                                                                   EXHIBIT 10.11

                           ASSET PURCHASE AGREEMENT

                                  by and among

                             SKYNET HOLDINGS, INC.

                                      and

                            FLEET ACQUISITION CORP.

                                 as the Buyers

                         NEVADA FLEET MANAGEMENT, INC.

                                   as Seller

                              Dated March 11, 1999

                               TABLE OF CONTENTS

                                                                                                    Page

1. DEFINITIONS........................................................................................ 1
     1.1 Definitions.................................................................................. 1
         -----------
     1.2 Interpretation Provisions.................................................................... 8
         -------------------------

2. SALE AND PURCHASE OF ASSETS AND VEHICLES........................................................... 9
     2.1 Agreement to Sell and Purchase Assets and Vehicles........................................... 9
         --------------------------------------------------
     2.2 Responsibility for Liabilities............................................................... 9
         ------------------------------
     2.3 Taking of Necessary Action; Further Action...................................................11
         ------------------------------------------

3. PAYMENT OF THE PURCHASE CONSIDERATION..............................................................11
     3.1 Purchase Consideration.......................................................................11
         ----------------------
     3.2 Escrow Provisions............................................................................11
         -----------------
     3.3 Post-Closing Review of Closing Balance Sheet; Adjustment to Purchase
         --------------------------------------------------------------------
             Consideration............................................................................12
             -------------

4. REPRESENTATIONS OF SELLER..........................................................................13
     4.1 Organization and Standing of Seller..........................................................14
         -----------------------------------
     4.2 Due Authorization............................................................................14
         -----------------
     4.3 No Conflict or Violation; Consents...........................................................14
         ----------------------------------
     4.4 Real Property................................................................................14
         -------------
     4.5 Personal Property............................................................................15
         -----------------
     4.6 Litigation...................................................................................16
         ----------
     4.7 Environmental Matters........................................................................16
         ---------------------
     4.8 Third Party Consents.........................................................................16
         --------------------
     4.9 Labor Matters................................................................................17
         -------------
     4.10 Intellectual Property.......................................................................17
          ---------------------
     4.11 Financial Statements; Books and Records.....................................................18
          ---------------------------------------
     4.12 Insurance...................................................................................18
          ---------
     4.13 Accounts Receivable.........................................................................18
          -------------------
     4.14 Tax Matters.................................................................................18
          -----------
     4.15 Bulk Sales Compliance and Transfer Taxes....................................................19
          ----------------------------------------
     4.16 Contracts...................................................................................19
          ---------
     4.17 Customers...................................................................................20
          ---------
     4.18 Employee Benefit Matters....................................................................20
          ------------------------
     4.19 No Significant Agreements Excluded..........................................................20
          ----------------------------------
     4.20 Compliance with Law.........................................................................20
          -------------------
     4.21 SkyNet Shares...............................................................................21
          -------------
     4.22 Absence of Certain Changes or Events........................................................22
          ------------------------------------


     4.23 Brokers' Fees...............................................................................22
          -------------
     4.24 Full Disclosure.............................................................................22
          ---------------

5. REPRESENTATIONS OF SKYNET AND SUB..................................................................23
     5.1 Organization and Standing of SkyNet..........................................................23
         -----------------------------------
     5.2 Organization and Standing of Sub.............................................................23
         --------------------------------
     5.3 Authorization and Enforceability.............................................................23
         --------------------------------
     5.4 No Conflict or Violation; Consents...........................................................24
         ----------------------------------
     5.5 SkyNet Shares................................................................................24
         -------------
     5.6 Approval.....................................................................................24
         --------
     5.7 Brokers' Fees................................................................................24
         -------------
     5.8 Absence of Certain Changes or Events.........................................................24
         ------------------------------------
     5.9 Litigation...................................................................................25
         ----------
     5.10 Third Party Consents........................................................................26
          --------------------
     5.11 Financial Statements; Books and Records.....................................................26
          ---------------------------------------
     5.12 Insurance...................................................................................26
          ---------
     5.13 Tax Matters.................................................................................27
          -----------
     5.14 Full Disclosure.............................................................................27
          ---------------

6. CLOSING............................................................................................27
     6.1 Closing......................................................................................27
         -------
     6.2 Obligations of Seller........................................................................28
         ---------------------
     6.3 Obligations of SkyNet and Sub................................................................29
         -----------------------------
     6.4 Further Documents or Necessary Action........................................................29
         -------------------------------------

7. COVENANTS AND AGREEMENTS...........................................................................29
     7.1 Conduct of Business Pending the Closing......................................................29
         ---------------------------------------
     7.2 Access By the Buyers; Confidentiality........................................................30
         -------------------------------------
     7.3 Access By Seller; Confidentiality............................................................30
         ---------------------------------
     7.4 Notice of Breach or Failure of Condition.....................................................31
         ----------------------------------------
     7.5 Contract  Consents...........................................................................31
         ------------------
     7.6 Production of Schedules and Exhibits.........................................................31
         ------------------------------------
     7.7 Best Efforts.................................................................................32
         ------------
     7.8 Exclusive Dealing............................................................................32
         -----------------

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYERS......................................................32
     8.1 Representations True at Closing..............................................................32
         -------------------------------
     8.2 Performance..................................................................................32
         -----------
     8.3 No Adverse Changes...........................................................................32
         ------------------
     8.4 Litigation...................................................................................33
         ----------
     8.5 Due Diligence................................................................................33
         -------------
     8.6 Transportation Agreement.....................................................................33
         ------------------------
     8.7 Registration Rights Agreement................................................................33
         -----------------------------
     8.8 Transitional Sublease........................................................................33
         ---------------------
     8.9 Replacement Las Vegas Facility...............................................................33
         ------------------------------


     8.10 Assignment of Leases........................................................................33
          --------------------
     8.11 Escrow Agreement............................................................................33
          ----------------
     8.12 Certificate.................................................................................34
          -----------

9. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER......................................................34
     9.1 Representations True at Closing..............................................................34
         -------------------------------
     9.2 Performance..................................................................................34
         -----------
     9.3 No Adverse Changes...........................................................................34
         ------------------
     9.4 Litigation...................................................................................34
         ----------
     9.5 Governmental Consents........................................................................34
         ---------------------
     9.6 Transportation Agreement.....................................................................35
         ------------------------
     9.7 Registration Rights Agreement................................................................35
         -----------------------------
     9.8 Due Diligence................................................................................35
         -------------
     9.9 Escrow Agreement.............................................................................35
         ----------------
     9.10 Replacement Las Vegas Facility..............................................................35
          ------------------------------
     9.11 Interstate and Intrastate Operational Authority.............................................35
          -----------------------------------------------
     9.12 Third Party Consents........................................................................35
          --------------------
     9.13 Assignment of Lease.........................................................................35
          -------------------
     9.14 Certificate.................................................................................36
          -----------

10. POST CLOSING COVENANTS............................................................................36
     10.1 Access to Books and Records.................................................................36
          ---------------------------
     10.2 Restrictions on Transfer of SkyNet Stock....................................................36
          ----------------------------------------
     10.3 Employee Matters............................................................................36
          ----------------
     10.4 Real Property Lease Matters.................................................................37
          ---------------------------
     10.5 Transfer of Right to Use the Name "Fleet Delivery Service"..................................37
          ----------------------------------------------------------

11. NON-COMPETITION...................................................................................38
     11.1 Covenant Not to Compete.....................................................................38
          -----------------------
     11.2 Covenant Not to Disclose....................................................................38
          ------------------------
     11.3 Remedies....................................................................................38
          --------
     11.4 Invalidity..................................................................................39
          ----------

12. INDEMNIFICATION AND RELATED MATTERS...............................................................39
     12.1 Survival of Representations.................................................................39
          ---------------------------
     12.2 Indemnification by Seller...................................................................39
          -------------------------
     12.3 Indemnification by the Buyers...............................................................40
          -----------------------------
     12.4 Third Party Claims..........................................................................40
          ------------------

13. TERMINATION.......................................................................................41
     13.1 Termination by Mutual Consent...............................................................41
          -----------------------------
     13.2 Termination Upon Breach or Default..........................................................41
          ----------------------------------
     13.3 Termination Based Upon Failure of Conditions................................................41
          --------------------------------------------
     13.4 Termination on Termination Date.............................................................42
          -------------------------------

14. GENERAL...........................................................................................42
     14.1 Entire Agreement............................................................................42
          ----------------
     14.2 Binding Effect; Benefits; Assignment........................................................42
          ------------------------------------
     14.3 Headings....................................................................................42
          --------
     14.4 Amendment and Waiver........................................................................42
          --------------------
     14.5 Governing Law...............................................................................43
          -------------
     14.6 Arbitration.................................................................................43
          -----------
     14.7 Public Disclosure...........................................................................43
          -----------------
     14.8 Notices.....................................................................................43
          -------
     14.9 Counterparts................................................................................44
          ------------
     14.10 Expenses...................................................................................45
           --------
     14.11 Invalidity.................................................................................45
           ----------


   Schedules

1.1.1              Assets

1.1.2              Vehicles

2.2.1.2.2          Letter of Western Technologies, Inc.

2.2.2.3            Liabilities for Employee Benefits

3.3.3              Allocation of Purchase Price

4.1                Organization and Standing of Seller

4.3                No Conflict or Violation; Consent

4.4.3              Leased Real Property

4.5.2              Owned Personal Property

4.6                Litigation

4.9.1              List of Employees

4.9.2              Labor Matters

4.9.4              Severance Agreement

4.10.1             Intellectual Property Assets

4.11.1             Seller's Financial Statements

4.12               Sellers Insurance Policies or Binders

4.14.1             Seller's Tax Returns

4.14.2             Seller's Payment of Taxes

4.14.3             Seller Audits, Investigations or Claims

4.16.1             Contracts

4.16.2             Material Compliance of Contracts

4.17               List of Customers dated February 28, 1999

4.22               No Adverse Business Changes

5.1                Organization and Standing of SkyNet

5.2                Organization and Standing of Sub

5.4                No Conflicts or Violations; Consents

5.8                No Material Adverse Changes to Buyers

5.9                Litigation

5.12               Buyers' Insurance Policies

5.11.1             SkyNet Financial Statements

5.13.1             Buyers - Filing of Tax Returns

5.13.2             Buyers - Payment of Taxes

5.13.3             Buyers - Audits, Investigations, Claims

6.2.7              Vehicles Sales Agreement

7.5                Contract Consents

Exhibits

A                  IRS Form 8594

                            ASSET PURCHASE AGREEMENT
                            ------------------------

          This ASSET PURCHASE AGREEMENT (the "Agreement") is made as of March 11, 1999, by and among SKYNET HOLDINGS, INC., a publicly-owned Delaware corporation ("SkyNet") and FLEET ACQUISITION CORP. ("Sub"), a Nevada corporation which is a wholly-owned subsidiary of SkyNet (SkyNet and Sub are collectively referred to as the "Buyers"), and NEVADA FLEET MANAGEMENT, INC., a Nevada corporation (the "Seller").

                                  WITNESSETH:

          WHEREAS, Seller operates a routed courier delivery business (the "Business") from various locations in Nevada, California, Oregon, Washington, Arizona [and Utah]; and

          WHEREAS, SkyNet currently operates a worldwide courier business; and

          WHEREAS, Seller desires to sell certain assets it currently owns and uses in the Business as conducted as of the date hereof, which assets are specifically described on a schedule hereto or elsewhere in this Agreement, including contract rights, intellectual property rights and the goodwill and going concern value of such Business; and

          WHEREAS, (i) Seller wishes to cease operating the Business; (ii) the Buyers wish to purchase certain of the assets used by Seller in the Business and acquire from the Seller certain vehicles, owned by Seller and used by Seller in the Business.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, agreements and representations herein contained, and for other good and legal consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and the Buyers, intending to be legally bound hereby, agree as follows:

                                1.  DEFINITIONS

   1.1  Definitions.
        -----------
          When used in this Agreement, the following terms, in their singular and plural forms, shall have the meanings assigned to them below:

          "Accounts Payable" means the accounts payable reflected on the Closing
           ----------------
Balance Sheet.

          "Accounts Receivable" means the accounts receivable reflected on the
           -------------------
Closing Balance Sheet.

          "Act" means the Securities Act of 1933, as amended.
           ---

          "Affiliate Vehicles" is defined in Section 6.2.7.
           ------------------

          "Agreement" is defined in the initial paragraph hereof.
           ---------

          "Ancillary Agreements" means the Escrow Agreement, the Registration
           --------------------
Rights Agreement, the  Transitional Sublease and the Transportation Agreement.

          "Assets" means (i) those assets specifically identified on Schedule
           ------
1.1.1 hereto used by the Seller in the Business in its two Las Vegas facilities, and (ii) all of Seller's tangible assets used in the operation of the Business located in its Satellite Locations, including without limitation office furniture and office equipment, machinery and trade equipment, vehicle maintenance equipment, spare automotive parts, computers, computer peripherals and, fixtures, and (iii) certain intangible assets owned by Seller and used in the Business, limited to:

          (a) all of Seller's interest in and to the Contracts;

          (b) non-privileged operating data and records of Seller since January 1, 1997, limited to, all client and customer lists and records, referral sources, research and development reports and records, production reports and records, configuration files, operating guides and manuals, sales literature, copies of the Records, telephone numbers (including voice, fax and pager numbers) used at any of Seller's locations, correspondence and other similar documents relating to the Business;

          (c) all of the intellectual property owned by Seller and used in connection with the Business, including all trade secrets, know-how, processes, methods, plans, research data, marketing plans and strategies, forecasts, trademarks, service marks, trade names, patents and patent rights, logos and copyrights and, subject to the provisions of Section 10.5 hereof, all rights to use the name "Fleet Delivery Service";

          (d) the goodwill and going concern value of the Business;

          (e) all cash and bank accounts of the Seller as of the Closing Date;
and

          (f) all Accounts Receivable and obligations for Accounts Payable incurred in the Ordinary Course of Business.

          "Business" means Seller's routed courier service, as conducted by
           --------
Seller as of the date of Closing and during all relevant periods covered by the Financial Statements.

          "Buyers" is defined in the initial paragraph hereof.
           ------

          "Buyers' Closing Balance Sheet" is defined in Section 3.3.2.
           -----------------------------

          "Claim" means (i) a claim or demand for any and all Liabilities,
           -----
damages, losses, obligations, deficiencies, encumbrances, penalties, costs and expenses, including reasonable attorneys' fees, resulting from, related to or arising out of (A) any inaccuracy in any representation, any misrepresentation or non-fulfillment of any covenant set forth in this Agreement or in any Ancillary Agreement; (B) Seller' ownership of the Assets; (C) any and all

Proceedings, demands, assessments, audits, judgments and claims arising out of any of the foregoing; (ii) any adjustment to the Purchase Consideration required pursuant to Section 3.3.3 hereof.

          "Closing" is defined in Section 6.1.
           -------

          "Closing Balance Sheet" means the unaudited balance sheet of Seller,
           ---------------------
dated as of February 28, 1999, to be prepared and delivered by Seller to the Buyers on the Closing Date (who shall acknowledge to the Seller receipt thereof when delivered), which balance sheet shall be prepared in accordance with GAAP.

          "Closing Date" is defined in Section 6.1.
           ------------

          "Contract" means all agreements, contracts, leases (whether for real
           --------
or personal property), purchase orders, undertakings, covenants not to compete, employment agreements, confidentiality agreements, licenses, instruments, obligations and commitments to which Seller is a party or by which Seller or any of the Assets are bound or affected, whether written or oral.

          "Court Order" means any judgment, decision, consent decree,
           -----------
injunction, ruling or order of any foreign, federal, state or local court or governmental agency, department or authority that is binding on any Person or its property under applicable law.

          "Employees" means all Persons employed by Seller on a full or part-
           ---------
time basis, together with any Person retained as an independent contractor or subcontractor, as of the relevant date.

          "Encumbrance" means any claim, lien, pledge, option, charge, easement,
           -----------
security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

          "Environmental Claims" means all notices of violation, liens, claims,
           --------------------
demands, suits, or causes of action for any damage, including, without limitation, personal injury, property damage (including, without limitation, any depreciation or diminution of property values), lost use of property or consequential damages, arising directly or indirectly out of Environmental Conditions or Environmental Laws. By way of example only (and not by way of limitation), Environmental Claims include (i) violations of or obligations under any contract related to Environmental Laws or Environmental Conditions between any Seller and any other person, (ii) actual or threatened damages to natural resources, (iii) claims for nuisance or its statutory equivalent, (iv) claims for the recovery of response costs, or administrative or judicial orders directing the performance of investigations, responses or remedial actions under any Environmental Laws, (v) requirements to implement "corrective action" pursuant to any order or permit issued pursuant to the Resource Conservation and Recovery Act, as amended ("RCRA"), or similar provisions of applicable state law, (vi) claims related to Environmental Laws or Environmental Conditions for restitution, contribution, or indemnity, (vii) fines, penalties or liens of any kind against property related to Environmental Laws or Environmental Conditions, (viii) claims related to Environmental Laws or Environmental Conditions for injunctive relief or other orders or notices of violation from federal, state or local agencies or courts, and (ix) with regard to any present or former employees, claims relating to exposure to or injury from Environmental Conditions.

          "Environmental Conditions" means the state of the environment,
           ------------------------
including natural resources (e.g., flora and fauna), soil, surface water, ground water, any drinking water supply, subsurface strata or ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal, dumping or threatened release of Hazardous Substances by Seller or any of their predecessors or successors in interest, or by their respective agents, representatives, employees or independent contractors when acting in such capacity on behalf of any Seller. With respect to Environmental Claims by third parties, Environmental Conditions also include the exposure of persons to Hazardous Substances at the work place or the exposure of persons or property to Hazardous Substances migrating from or otherwise emanating from or located on property owned or occupied by any Seller.

          "Environmental Laws" means all applicable federal, state, district and
           ------------------
local laws, all rules or regulations promulgated thereunder, and all orders, consent orders, judgments, notices, permits or demand letters issued, promulgated or entered pursuant thereto, relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata), including, without limitation, (i) laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, industrial materials, wastes or other substances into the environment and (ii) laws relating to the identification, generation, manufacture, processing, distribution, use, treatment, storage, disposal, recovery, transport or other handling of pollutants, contaminants, chemicals, industrial materials, wastes or other substances. Environmental Laws shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Toxic Substances Control Act, as amended, the Hazardous Materials Transportation Act, as amended, RCRA, the Clean Water Act, as amended, the Safe Drinking Water Act, as amended, the Clean Air Act, as amended, the Occupational Safety and Health Act, as amended, and all analogous laws promulgated or issued by any state or other Governmental Authority.

          "Environmental Reports" means any and all written analyses, summaries
           ---------------------
or explanations, in the possession or control of any Seller, of (a) any Environmental Conditions in, on or about the properties of any Seller, or (b) any Seller's compliance with Environmental Laws.

          "Escrow Agent" means Jack E. Owens.
           ------------

          "Escrow Agreement" is defined in Section 3.2.1.
           ----------------

          "Escrow Shares" is defined in Section 3.2.1.
           -------------

          "Excluded Assets" means all other interests held by and assets owned
           ---------------
by the Seller not specifically identified in Schedule 1.1.2 or located at the Satellite Locations, including but not limited to:

          (a) the minutes corporate book and corporate records and corporate seal of Seller;

          (b) the shares of capital stock of Seller; and

          (c) all claims of Seller, its agents or affiliates against third parties, whether known or unknown, contingent or otherwise, including any and all claims relating to former employee Clarence Thomas;

          (d) all privileged files and records, including but not limited to any and all: insurance material, files and policies; employee personnel files; employee medical, drug, and workers compensation files; claims files; legal files (including but not limited to any and all material relating to former employee Clarence Thomas); and material relating to claims against third parties;

          (e) other property interests (including leasehold improvements not constituting fixtures under applicable law); and

          (f) operating licenses from all governmental agencies in all states.

          "Facilities" means all real property and related facilities leased by
           ----------
Seller, all as identified or listed on Schedule 4.4.3.

          "Financial Statements" means (a) the balance sheets of Seller as of
           --------------------
December 31, 1998 and December 31, 1997 and the related statements of income, changes in stockholders' equity and cash flows of Seller, and all notes thereto, for the years then ended, together with the audit report of McGladrey & Pullen, LLP thereon.

          "GAAP" means generally accepted accounting principles in the United
           ----
States, consistently applied.

          "Governmental Authority" means any foreign, federal, state, regional
           ------------ ---------
or local authority, agency, body, court or instrumentality, regulatory or otherwise, which, in whole or in part, was formed by or operates under the auspices of any foreign, federal, state, regional or local government.

          "Hazardous Substances" means all pollutants, contaminants, chemicals,
           --------------------
wastes, and any other carcinogenic, ignitable, corrosive, reactive, toxic or otherwise hazardous substances or materials (whether solids, liquids or gases) subject to regulation, control or remediation under Environmental Laws. By way of example only, the term Hazardous Substances includes petroleum, urea formaldehyde, flammable, explosive and radioactive materials, PCBs, pesticides, herbicides, asbestos, sludge, slag, acids, metals, solvents and waste waters.

          "Indemnified Party" is defined in Section 12.4.
           -----------------

          "Knowledge" or "to the knowledge" of a party (or similar phrases)
            --------      ----------------
means to the extent of matters (i) which are actually known by such party or
(ii) which, based on facts of which such party is aware, would be known to a reasonable Person in similar circumstances exercising reasonable judgment, and when used in the context of Seller shall be deemed to include the knowledge of the officers, directors and shareholders of Seller.

          "Law" means any common law and any federal, state, regional, local or
           ---
foreign law, rule, statute, ordinance, rule, order or regulation.

          "Liabilities" means liabilities, obligations, claims or debts of
           -----------
Seller of any type or nature, whether matured, unmatured, contingent or unknown, including, without limitation, tort, contract or other claims asserted against Seller which are based on acts or omissions occurring on, before or after the Closing Date.

          "Lien" means any lien, charge, covenant, condition, easement, adverse
           ----
claim, demand, encumbrance, security interest, option, pledge, or any other title defect, easement or restriction of any kind.

          "Material Adverse Effect" or "Material Adverse Change" or a similar
           -----------------------      -----------------------
phrase means, with respect to any Person, (a) any material adverse effect on or material adverse change with respect to (i) the business, operations and assets (taken as a whole), liabilities (taken as a whole), condition (financial or otherwise) or results of operations, of such Person and its subsidiaries, taken as a whole, or (ii) the right or ability of such Person or any of its subsidiaries to consummate any of the transactions contemplated hereby or (b) any event or condition which, with the giving or receipt of notice or the occurrence or nonoccurrence of any other circumstance, action or event, would reasonably be expected to constitute a "Material Adverse Effect" on or "Material Adverse Change" with respect to such Person. Notwithstanding the foregoing, a Material Adverse Effect or Material Adverse Change shall not include any decrease in the number of customers or clients serviced by Seller, nor would it include any loss of any particular clients or customers of Seller, nor the consequences of any of such events, on or after the date of this Agreement.

          "Major Customer" is defined in Section 7.5.
           --------------

          "1993 Act" means the Securities Act of 1933.
           --------

          "1934 Act" means the Securities Exchange Act of 1934.
           --------

          "Ordinary Course of Business" means the ordinary course of business
           ---------------------------
consistent with past custom and practice (including with respect to quantity and frequency).

          "Permits" means all licenses, permits, franchises, approvals,
           -------
authorizations, consents or orders of, or filings with, any governmental authority, whether foreign, federal, state or local, necessary or desirable for the current conduct or operation of the Business or ownership of the Assets of such Person.

          "Person" means any individual, corporation (including any non-profit
           ------
corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Authority.

          "Proceeding" means any, arbitration, hearing, litigation, or suit
           ----------
(whether civil, criminal or, administrative) commenced, brought, conducted, or heard by or before, or otherwise involving, any administrative law, civil or criminal judge or any mediator, Governmental Authority or arbitrator.

          "Purchase Consideration" is defined in Section 3.1.1.
           ----------------------

          "Records" means all financial, accounting and personnel records of
           -------
Seller relating to the Business.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement by and between Seller and SkyNet in form and substance to be agreed by the parties and delivered at the Closing.

          "Regulations" means any laws, statutes, ordinances, regulations,
           -----------
rules, notice requirements, court decisions, agency guidelines, principles of law and orders of any foreign, federal, state or local government and any other governmental department or agency, including without limitation energy, motor vehicle safety, public utility, zoning, building and health codes, Environmental Laws, occupational safety and health and laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours.

          "Related Documents" means this Agreement and each document or
           -----------------
instrument executed in connection with the consummation of the transactions contemplated herein.

          "Satellite Locations" means Seller's facilities in (i) Reno (Sparks),
           -------------------
Nevada; (ii) Seattle, Tacoma (Fife) and Everett, Washington; (iii) Sacramento, California; and (iv) Phoenix, Arizona.

          "Securities Reports" is defined in Section 4.21.2.
           ------------------

          "Sellers" is defined in the initial paragraph of this Agreement.
           -------

          "SkyNet Indemnified Party" is defined in Section 12.2.1.
           ------------------------

          "Tax Return" means any report, return, document, declaration or other
           ----------
information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including information returns, any documents with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

          "Taxes" mean any and all taxes, charges, fees, levies or other
           -----
assessments, including income, gross receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, service, license, net worth, payroll, franchise and transfer and recording, imposed by the Internal Revenue Service or any taxing authority (whether domestic or foreign, including any federal, state, county, local or foreign government or any subdivision or taxing agency thereof (including a U.S. possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

          "Termination Date" means March 30, 1999.
           ----------------

          "Transitional Sublease" means the sublease of certain real property
           ---------------------
located in Las Vegas, Nevada by and between Seller, as sublessor, and Sub, as sublessee, in form and substance agreeable to the parties and to be delivered at Closing.

          "Vehicles" means those vehicles to be sold by Seller to Sub hereunder,
           --------
as identified on Schedule 1.1.2 hereto.
                 --------------

          "Working Capital" means the excess of Seller's current assets over
           ---------------
Seller's current liabilities, subject to adjustments mutually agreeable to the parties relating to the elimination's of intercompany items, each as reflected on the Closing Balance Sheet.

   1.2  Interpretation Provisions.
        -------------------------

          1.2.1 The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule and exhibit references are to this Agreement unless otherwise specified. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. The term "or" is disjunctive but not necessarily exclusive. The terms "include" and "including" are not limiting and mean "including without limitation."

          1.2.2 References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.

          1.2.3 References to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

          1.2.4 The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement. 1.2.5 The schedules and exhibits to this Agreement are a material part hereof and shall be treated as if fully incorporated into the body of the Agreement.

                 2.   SALE AND PURCHASE OF ASSETS AND VEHICLES

   2.1  Agreement to Sell and Purchase Assets and Vehicles.
        --------------------------------------------------

          2.1.1 Subject to the terms and conditions hereof and on the basis of and in reliance upon the covenants, agreements and representations set forth herein, on the Closing Date Seller shall sell and deliver the Assets and Vehicles to Sub, and Sub shall purchase the Assets and Vehicles from Seller. The Assets and Vehicles shall be sold, transferred and conveyed by Seller to Sub on an "as is, where is" basis, with no express or implied warranties of any kind other than that the Assets and Vehicles shall be free and clear of any and all Liens, and Buyers agree such construction with respect to warranties is reasonable.

          2.1.2 In addition to the foregoing, the parties will, upon request and without additional consideration, at and subsequent to the Closing Date, execute and deliver all such further instruments of conveyance and transfer and confirmation thereof as may be reasonably requested by Sub in order to make further effective the provisions of this Agreement and to assure the transfers and vesting of title provided for by this Agreement. All such transfers and assignments of title shall vest and be effective on the Closing Date.

   2.2  Responsibility for Liabilities.
        ------------------------------

          2.2.1 Except as otherwise provided in this Agreement, the Buyers shall not assume any Liabilities of Seller by virtue of this Agreement or otherwise, including, without limitation, the following:

                2.2.1.1 any obligation or liability related to warranty claims which relate to goods or services sold by Seller prior to Closing;

                2.2.1.2 liabilities relating to environmental matters arising prior to the Closing except as follows:

                        2.2.1.2.1 Buyers had Phase I Environmental Assessments completed on February 26 and 27, 1999 for the following Seller's leased facilities:

               301 Vista Boulevard, Suite 100, Sparks, NV
               3860 West Tompkins Avenue, Las Vegas, NV
               7563 NE 33rd Drive, Portland, OR
               7595 Perimeter Road South, Seattle, WA

                        2.2.1.2.2 Buyers and Sellers thoroughly reviewed the above Phase I Environmental Assessments. Buyers and Sellers acknowledge the receipt of the March 10, 1999 letter from Christopher White, director of Environmental Services at Western Technologies (hereinafter "WT"), regarding WT's opinion of the "environmental issues of significance" for Seller's facilities in Portland, Seattle, Sparks, and Las Vegas. WT's letter is attached as Schedule 2.2.1.2.2. Buyers and Seller agree
                           ------------------
     that Seller is responsible for all costs or claims of any kind relating to items that, in WT's opinion, are "environmental issues of significance", and nothing else.

                2.2.1.3 any liability or obligation under Contracts (except for agreements described in Section 2.2.1.6), agreements, arrangements and understandings of Seller arising prior to the Closing Date other than Seller's obligations arising on or after the Closing Date as set forth in the Contracts or any other written or oral agreements and modifications thereto;

                2.2.1.4 any liability for Seller's obligation under its lease of real property located in the State of Utah;

                2.2.1.5 Seller's obligation for corporate Taxes arising as a result of the transactions contemplated by this Agreement;

                2.2.1.6 any intercompany debt or other liability between Seller, and any shareholder or affiliate of Seller, and any obligations of Seller under any agreements between it and any affiliate of or party otherwise related, by common ownership or otherwise, to Seller in effect as or the date of this Agreement, and

                2.2.1.7 any other liability or obligation of Seller, whether known or unknown, absolute or contingent.

          2.2.2 Except as otherwise provided in this Section 2.2, the Buyers shall assume, and the Seller shall not retain, the following Liabilities:

                2.2.2.1 Seller's obligations under Accounts Payable incurred in the Ordinary Course of Business prior to the Closing Date;

                2.2.2.2 any obligation or liability related to Taxes or warranty claims which relate to goods or services sold by the Buyers after Closing;

                2.2.2.3 claims or obligations related to the Seller's Employees arising before the Closing Date, limited to accrued vacation and sick days and all other accrued benefits, as of the Closing Date (as provided for on the Closing Balance Sheet and specifically identified on Schedule 2.2.2.3 hereof);
                                                     ----------------

                2.2.2.4 claims or obligations related to the Buyers' employees arising after the Closing Date, including, without limitation, severance claims, vacation and sick days and all other accrued benefits;

                2.2.2.5 liabilities relating to environmental matters arising after Closing; 2.2.2.6 any liability or obligation under contracts, agreements, arrangements and understandings of the Buyers arising on or after the Closing Date;

                2.2.2.7 any obligation for Taxes (other than Seller's corporate Taxes) arising as a result of the transactions contemplated by this Agreement, including without limitation transfer taxes and vehicle registration expenses incident to the sale of the Assets and the Vehicles;

                2.2.2.8 any intercompany debt or other liability between Buyers or any shareholder or affiliate of Buyers or Sub; and

                2.2.2.9 any other liability or obligation of the Buyers, whether known or unknown, absolute or contingent.

   2.3  Taking of Necessary Action; Further Action.
        ------------------------------------------

          Seller and each Buyer shall take such reasonable lawful action as may be reasonably necessary or appropriate in order to effect the consummation of the transactions contemplated by this Agreement as promptly as practicable. If, at any time after the Closing Date, any such further action is reasonably necessary or desirable to carry out the purposes of this Agreement, to vest Sub with full right, title and possession to all the property, rights, privileges, power and franchises of Seller, the officers and directors of each of the Buyers and Seller are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

                  3.   PAYMENT OF THE PURCHASE CONSIDERATION

   3.1  Purchase Consideration.
        ----------------------
          3.1.1  Purchase Consideration
                 ----------------------

          The purchase consideration ("Purchase Consideration") for the Assets and the Vehicles shall consist of 1,358,790 newly-issued shares of common stock of SkyNet (the "SkyNet Stock").

          3.1.2  Allocation of Closing Purchase Consideration.
                 ---------------------------------------------

          The Closing Purchase Price shall be allocated in accordance with
Schedule 3.3 hereto.  Each of the parties shall timely file Internal Revenue
------------
Service Form 8594 in substantially the form attached hereto as Exhibit B.

   3.2  Escrow Provisions.
        -----------------

          3.2.1 Notwithstanding the other provisions of this Article 3, at the Closing the Buyers and Seller shall deliver to the Escrow Agent, registered in the name of each Seller, that number of shares of SkyNet Stock equal to fifty percent of the total number of shares of SkyNet Stock to be delivered by SkyNet pursuant to Section 3.1.1 (the "Escrow Shares"). The Escrow Shares shall be held by the Escrow Agent pursuant to the terms of an Escrow Agreement acceptable in form and substance to the parties and to be delivered at the Closing (the "Escrow Agreement").

          3.2.2 In the event a Claim arises under this Agreement as to which the parties agree a SkyNet Indemnified Party is entitled to indemnification or as to which the arbitration proceeding provided for under Section 14.6 has been completed, the SkyNet Indemnified Party shall be entitled to receive in settlement of such Claim a distribution out of the Escrow Shares of such number of Escrow Shares as are equal in "value" to the amount of the Claim. For the purposes hereof, the "value" of the Escrow Shares shall be measured in the following manner. To the extent of Claims made under Section 3.3 hereof, such Claims shall be resolved by ascribing a "value" to the Escrow Shares to be distributed to the SkyNet Indemnified Party of $1.86 per share. All Claims made, if any, on account of Seller's indemnification obligations under Section 12.2 hereof shall be resolved by ascribing a "value" to the Escrow Shares being distributed to the SkyNet Indemnified Party of $4.00 per share.

          3.2.3 Except for Escrow Shares with a value (determined in accordance with Section 3.2.2) equal to the amount of any Claims by SkyNet Indemnified Parties that may be pending at such time, on (i) the six month anniversary of the Closing Date, Escrow Agent shall retain one-half of the original number of Escrow Shares and shall distribute the remainder to Seller in accordance with the Escrow Agreement, and (ii) on the one year anniversary of the Closing Date, Seller shall be entitled to delivery from the Escrow Agent any Escrow Shares that have not been delivered to, or required to have been delivered to, SkyNet Indemnified Parties pursuant to Section 3.2.2, Article 12 hereof or the Escrow Agreement on or prior to such date. At all times that all or any part of the Escrow Shares are held by the Escrow Agent, (i) all dividends or distributions made with respect to the Escrow Shares shall be deposited with the Escrow Agent and held in accordance with the Escrow Agreement and (ii) Seller shall have the sole right and power to exercise all voting rights pertaining to all or any part of the Escrow Shares.

   3.3  Post-Closing Review of Closing Balance Sheet; Adjustment to Purchase
        --------------------------------------------------------------------
        Consideration
        -------------

          3.3.1 The parties acknowledge that the amount of Working Capital is based on Seller's estimate of the current assets and current liabilities as of the date of the Closing Date as reflected on the Closing Balance Sheet. In order to assist the parties in calculating accurately the Working Capital, Seller's Closing Balance Sheet shall be dated as of February 28, 1999, prepared in accordance with GAAP and provided to the Buyers on the Closing Date.

          3.3.2 Following their receipt of the Closing Balance Sheet, the Buyers shall review and, if necessary, prepare a revised balance sheet for Seller as of the Closing Date (the

"Buyers' Closing Balance Sheet"), which balance sheet shall be prepared i n accordance with GAAP, and a calculation of Working Capital based thereon. The Buyers shall submit the Buyers' Closing Balance Sheet to Seller not later than thirty days following their receipt of the Closing Balance Sheet and shall use their best efforts to deliver the Buyers' Closing Balance Sheet to the Seller as soon as possible following the Closing Date. The Sellers agree to cooperate with the Buyers in connection with the preparation of the Buyers' Closing Balance Sheet.

          3.3.3 The Seller shall, within 15 days following receipt the Buyers' Closing Balance Sheet, advise the Buyers in writing of whether Seller disputes any of the items presented therein. If Seller fails to so notify the Buyers, the Buyers' Closing Balance Sheet shall be deemed final and binding on the parties as of the fifteenth day following Seller' receipt of the Buyers' Closing Balance Sheet. If Seller notifies the Buyers of a dispute with respect to any items presented in the Buyers' Closing Balance Sheet within such 15-day period, the parties shall seek to resolve such dispute in good faith. In the event the parties are unable to resolve such dispute within 30 days following delivery of the dispute notice, such dispute shall be referred to a nationally recognized accounting firm mutually selected by the parties (or if the parties shall fail to agree on such selection, such accounting firm shall be selected by lot from one firm selected by the Buyers' independent public accountants and one firm selected by Seller's independent public accountants), which firm shall be requested to seek to resolve such dispute within 30 days after such dispute is referred to such firm. The determination of such dispute by such accounting firm shall be binding on the parties hereto. The fees and expenses of such accounting firm in resolving such dispute shall be borne 50% by the Buyers and 50% by Seller.

          3.3.4 If, after (i) Seller has accepted the Buyers' Closing Balance Sheet, or (ii) resolving any dispute as to the Buyers' Closing Balance Sheet, or the manner in which the amount of Working Capital was calculated therein, in accordance with Section 3.3.3 hereof, (A) the Working Capital is less than as reflected on the Closing Balance Sheet, the Purchase Consideration shall be reduced dollar-for-dollar by the amount of such deficiency and (B) if the Working Capital exceeds the amount reflected on the Closing Balance Sheet, the Purchase Consideration shall be increased dollar-for-dollar by the amount of such excess; In order to effect a decrease in the Purchase Consideration, a number of Escrow Shares equal to the amount of the deficiency divided by the value of such shares as determined in accordance with Section 3.2.2 hereof shall be released from escrow and delivered to SkyNet for cancellation. In order to effect an increase in the Purchase Consideration, SkyNet shall issue and deliver to Seller a number of additional shares of SkyNet Stock equal to (1) the amount of the excess divided by (2) $1.86. Such cancellation or issuance shall be effected within ten business days following final agreement of the parties or determination in accordance with Section 3.3.3 that such decrease or increase is applicable.

                        4.   REPRESENTATIONS OF SELLER

          As an inducement of the Buyers to enter into this Agreement, Seller hereby makes, as of the date hereof and as of the Closing Date, the following representations to the Buyers, except as otherwise set forth in written disclosure schedules (the "Seller's Schedules") which shall be delivered to the Buyers prior to the date of Closing, a copy of which is attached hereto. The Seller's Schedules are numbered to correspond to the various sections of this Article 4 setting forth certain exceptions to the representations contained in this Article 4 and certain other information called for by this Agreement. Unless otherwise specified, no disclosure made in any particular Seller's Schedule shall be deemed made in any other Schedule unless expressly made therein (by cross-reference or otherwise).

   4.1  Organization and Standing of Seller.
        -----------------------------------

          Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Seller has all requisite corporate power and authority to sell the Assets, free and clear of any and all Liens. A certified copy of Seller's Articles of Incorporation and Bylaws are attached to Schedule 4.1.
            ------------

   4.2  Due Authorization.
        -----------------

          This Agreement has been duly authorized, executed and delivered by Seller and constitutes a valid and binding agreement of Seller, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. As of the Closing all corporate action on the part of Seller required under applicable law in order to consummate the transactions contemplated hereby will have occurred. Seller represents that (i) the approval of its stockholders is not required by Law or Seller's Articles of Incorporation or Bylaws in order to consummate the transactions contemplated by this Agreement; or (ii) such approval has been obtained.

   4.3  No Conflict or Violation; Consents.
        ----------------------------------

          Except as set forth on Schedule 4.3, none of the execution, delivery
                                 ------------
or performance of this Agreement or any Ancillary Agreement, the consummation of the transactions contemplated hereby or thereby, nor compliance by Seller with any of the provisions hereof or thereof, will (a) violate or conflict with any provision of the governing documents of Seller or, (b) violate any applicable Regulation or Court Order. Except as set forth on Schedule 4.3, no notices to,
                                                   ------------
declaration, filing or registration with, approvals or consents of, or assignments by, any Persons (including any federal, state or local governmental or administrative authorities) are necessary to be made or obtained by Seller in connection with the execution, delivery or performance of this Agreement or any Ancillary Agreement or the consummation of the transactions contemplated hereby or thereby.

   4.4  Real Property.
        -------------

          4.4.1 General. Seller leases all real property necessary for the conduct of its business as presently conducted.

          4.4.2  Owned Real Property. Seller does not own any real property.

          4.4.3 Leased Real Property. Schedule 4.4.3 sets forth all Leases pursuant to which Facilities are leased by Seller (as lessee), true and correct copies of which have been delivered to SkyNet. To Seller's knowledge, such Leases constitute all written Leases, subleases or other occupancy agreements pursuant to which Seller occupies or uses Facilities. Seller has good and valid leasehold title to, and enjoys peaceful and undisturbed possession of, all leased property described in such Leases (the "Leased Property"), free and clear of any and all Encumbrances created by Seller. With respect to each such parcel of Leased Property (i) to the knowledge of Seller, there are no pending or threatened condemnation proceedings relating to such Leased Property or any portion thereof, (ii) to the knowledge of Seller, neither Seller nor third party has entered into any sublease, license, option, right, concession or other agreement or arrangement, written or oral, granting to any person the right to use or occupy such Leased Property or any portion thereof or interest therein and (iii) to its knowledge, Seller has not received notice of any pending or threatened special assessment relating to such Leased Property or otherwise have any knowledge of any pending or threatened special assessment relating thereto. To Seller's knowledge each leased Facility is supplied with utilities necessary for the operation of such Facility as currently conducted.

          4.4.4 With respect to each Lease listed on Schedule 4.4.3, (i) to the knowledge of Seller there has been no material default under any such Lease by Seller or by any other party, (ii) such Lease is a valid and binding obligation of Seller, is in full force and effect with respect to Seller and is enforceable against Seller, in accordance with its terms, except as the enforceability thereof may be limited by (1) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors' rights generally or (2) general principles of equity, whether considered in a proceeding at law or in equity, (iii) no action has been taken by Seller, and no event has occurred which, with notice or lapse of time or both, would permit termination, modification or acceleration by a party thereto other than Seller without the consent of Seller under any such Lease that is material to Seller, (iv) no party has repudiated in writing any term thereof or threatened in writing to terminate, cancel or not renew any such Lease that is material to Seller and (v) Seller has not assigned, transferred, conveyed, mortgaged or encumbered any interest therein or in any leased property subject thereto (or any portion thereof).

   4.5  Personal Property.
        -----------------

          4.5.1 General. Seller owns or leases all personal property assets necessary for the conduct of its Business as presently conducted.

          4.5.2  Owned Personal Property. Except as set forth in Schedule 4.5.2,
                                                                 --------------
Seller has good and marketable title to all such personal property owned by it, free and clear of any and all Encumbrances. To the knowledge of Seller, any exceptions from such personal property being transferred free and clear of all Encumbrances are not, in the aggregate, material. With respect to each such item of personal property (i) there are no Leases, subleases, licenses, options, rights, concessions or other agreements, written or oral, granting to any party or parties the right of use of any portion of such item of personal property,
(ii) there are no outstanding options or rights of first refusal in favor of any other party to purchase any such item of personal property or any portion thereof or interest therein and (iii) there are no parties (other than Seller and its Employees) who are in possession of or who are using any such item of personal property.

   4.6  Litigation.
        ----------

          4.6.1  Except as set forth in Schedule 4.6, to the knowledge of Seller
                                        ------------
there is no pending Proceeding:

                4.6.1.1 that has been commenced by or against Seller or that otherwise relates to or may materially affect the Business, or any of the Assets or Vehicles; or

                4.6.1.2 that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions hereunder.

          4.6.2 To the knowledge of Seller, no such Proceeding has been threatened.

          4.6.3 There is no Court Order to which Seller or any of the Assets or Vehicles is subject.

   4.7  Environmental Matters.
        ---------------------

          4.7.1 Seller has not received any notice to the effect that, or otherwise have knowledge that Seller is not in compliance in any material respect with, or is in violation of, any such Environmental Laws or Permits required thereunder.

          4.7.2 To the knowledge of Seller, there are no existing Environmental Claims against Seller, nor has it received any written notification or otherwise have any knowledge, of any allegation of any actual, or potential responsibility for, or any inquiry or investigation regarding, any disposal, release or threatened release at any location of any Hazardous Substance generated by Seller.

          4.7.3  To the knowledge of Seller, there have been no releases (i.e.,
                                                                          ----
any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) of Hazardous Substances in quantities exceeding the reportable quantities as defined under federal or state law by Seller on, upon or into the Facilities during Seller's occupancy thereof other than those authorized by Environmental Laws including, the Permits required thereunder.

          4.7.4 To the knowledge of Seller, there are no consent decrees, consent orders, judgments, judicial or administrative orders or agreements (other than Permits) with or liens by, any Governmental Authority or quasi-governmental entity relating to any Environmental Law which specifically regulate, obligate or bind Seller by name.

   4.8  Third Party Consents.
        --------------------

          Except as set forth elsewhere in this Agreement, to the knowledge of Seller there are no authorizations, consents, approvals or notices required to be obtained or given by Seller or waiting periods required to expire, in order that this Agreement and the transactions provided for herein may be consummated by Seller.

   4.9  Labor Matters.
        -------------

          4.9.1  Schedule 4.9.1 contains a list of Employees as of March 13,
                 --------------
1999 (which list shall be provided on or before March 19, 1999). Seller has provided the Buyers with a table setting forth the current salary or hourly wages and other compensation payable by Seller to each of such Employees (the "Salary Table").

          4.9.2  Except as set forth on Schedule 4.9.2, Seller is not a party to
                                        --------------
any agreement with respect to its Employees with any labor organization, group or association. There is no unfair labor practice charge or complaint against Seller pending before the National Labor Relations Board or any other governmental agency arising out of Seller's activities which if adversely determined would result in a Material Adverse Effect on Seller.

          4.9.3 Seller is in material compliance with all applicable Regulations respecting employment practices, terms and conditions of employment, wages and hours, equal employment opportunity, and the payment of social security and similar taxes.

          4.9.4  Except as set forth on Schedule 4.9.4, Seller has not entered
                                        --------------
into any severance arrangement in respect of any present or former Employee that will result in any obligation of Buyers or Seller to make any payment to any present or former Employee following termination of employment or upon consummation of the transactions contemplated by this Agreement. Buyers specifically acknowledge that they have reached an agreement with Mr. Jerry Pontecelli respecting a severance payment to Mr. Pontecelli by Sub in the event Mr. Pontecelli is not employed by Sub immediately following the Closing. Seller shall have no liability for or obligation to Buyers in respect of such agreement.

   4.10 Intellectual Property.
        ---------------------

          4.10.1    Schedule 4.10.1 sets forth a list and description of all
                    ---------------
intellectual property Assets in which, to Seller's knowledge, Seller has an interest and which is used in or material to the Business (the "Intellectual Property").

          4.10.2 With respect to each item of Intellectual Property, without any further action by, consent of or payment of additional fees, royalties or other compensation to any other person or entity, the Buyers will be entitled to exclusive use of the Intellectual Property to the same extent Seller was entitled to use such Intellectual Property prior to the Closing Date. To Seller's knowledge, Seller's use of the Intellectual Property does not infringe or conflict with any rights of patent, copyright, trademark or trade secret of any other party. Seller has not received any notice of infringement or conflict with (and has no knowledge of any threatened claim of infringement or conflict with) asserted rights of others with respect to any Intellectual Property used by Seller in the Business.

   4.11 Financial Statements; Books and Records.
        ---------------------------------------

          4.11.1 The Financial Statements and the Closing Balance Sheet fairly present the Assets and Liabilities of Seller and financial condition and results of operations indicated thereby and were prepared in accordance with GAAP. The Financial Statements comply in all material respects with the requirements of Regulation S-X promulgated under the 1934 Act. A copy of the Financial Statements is attached hereto as Schedule 4.11.1.
                                           ----------------

          4.11.2 Seller maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed with management's authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

   4.12 Insurance.
        ---------

          Schedule 4.12 sets forth a list of substantially all of Seller's
          -------------
policies or binders of insurance as of the date of this Agreement (generally showing as to each policy or binder the carrier, policy number, coverage limits, expiration dates, and a general description of the type of coverage provided), of which Seller is the owner, insured or beneficiary. To its knowledge, Seller is not in default under any of such policies or binders, and has not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion. Such policies and binders are in full force and effect on the date hereof and shall be kept in full force and effect by Seller through the Closing Date.

   4.13 Accounts Receivable.
        -------------------

          The Accounts Receivable reflected in the Closing Balance Sheet, and all Accounts Receivable arising since December 31, 1998, represent bona fide claims against debtors for sales, services performed or other charges arising on or before the date of recording thereof, and all the goods delivered and services performed which gave rise to said accounts were delivered or performed in accordance with the applicable orders, Contracts or customer requirements. All such Accounts Receivable are fully collectible in the ordinary course of business except to the extent of an amount not in excess of the reserve for doubtful accounts reflected on the Closing Balance Sheet.

   4.14 Tax Matters.
        -----------

      4.14.1  Filing of Tax Returns. Except as set forth in Schedule 4.14.1, to
                                                            ----------------
Seller's knowledge, Seller has timely filed with the appropriate taxing authorities all Tax Returns in respect of Taxes required to be filed through the date hereof. The Tax Returns filed are complete and accurate in all material respects. Except as specified in Schedule 4.14.1, Seller has not requested any
                                  ---------------
extension of time within which to file Tax Returns in respect of any Taxes.

     4.14.2 Payment of Taxes. All Taxes due from Seller, or for which it could be liable, in respect of periods (or portions thereof) beginning before the Closing Date have been timely paid or an adequate reserve (in conformity with GAAP) has been established therefor, as set forth in Schedule 4.14.2 or the
                                                                   ------
Financial Statements, and Seller has no material Liability for Taxes in excess of the amounts so paid or reserves so established.

     4.14.3 Audits, Investigations or Claims. To Seller's knowledge, no deficiencies for Taxes of Seller have been claimed, proposed or assessed by any taxing or other governmental authority. There are no pending or, to the knowledge of Seller, threatened audits, assessments or other Actions for or relating to Taxes of Seller. Audits of federal, state and local Tax Returns by the relevant taxing authorities have been completed for the periods set forth on
Schedule 4.14.3 and, except as set forth in such Schedule, Seller has not been
---------------
notified that any taxing authority intends to audit a Tax Return for any other period. No extension of a statute of limitations relating to Taxes is in effect with respect to Seller.

   4.15 Bulk Sales Compliance and Transfer Taxes.
        ----------------------------------------

          Neither the sale and transfer of the Assets and Vehicles to be acquired pursuant to this Agreement will result in or be subject to any law pertaining to bulk sales or transfers which either: (i) makes such sales or transfers ineffective as to creditors of Seller or (ii) exposes the Buyers to liabilities asserted by creditors of Seller.

   4.16 Contracts.
        ---------

     4.16.1    Except as set forth on Schedule 4.16.1, to the knowledge of
                                      ---------------
Seller, all Contracts have been executed by all parties, and are in all material respects in full force and effect as of the date hereof. All Contracts will continue to be binding in accordance with their respective terms and modifications until their respective expiration or termination dates. Seller is not subject to any liability or payment resulting from renegotiation of amounts paid it under any Contract with the government of the United States or any agency, department or other subdivision thereof.

     4.16.2    Except as set forth in Schedule 4.16.2:
                                     ----------------

          4.16.2.1 To the knowledge of Seller, Seller is, and at all times since December 31, 1998 has been, in material compliance with all applicable terms and requirements of each Contract under which Seller has any obligation or liability;

          4.16.2.2 Seller has not given to or received from any other Person, at any time since December 31, 1998, any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential material violation or material breach of, or default under, any Contract.

     4.16.3 There are no renegotiations of, attempts to renegotiate, or, to the knowledge of Seller, outstanding rights to renegotiate any material amounts paid or payable to Seller under any Contracts with any Person and to the knowledge of Seller, no such Person has made written demand for such renegotiation.

   4.17 Customers.
        ---------
          Schedule 4.17 is a substantially complete listing all of the customers
          -------------
of the Business as of February 28, 1999.

   4.18 Employee Benefit Matters.
        ------------------------

     4.18.1 Except as may be required under applicable Laws, the Buyers will not be subject to any obligations or liability under any of the Employee Plans. The term "Employee Plans" refers to all employment contracts, employee benefit plans as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), pension plans, bonus, profit sharing, stock option or other agreements or arrangements, including any hospitalization, disability or other insurance plans, vacation and sick pay policies, or any other employee fringe benefit plan providing for employee benefits to which Seller is a party or by which Seller is bound in connection with the Business. Except to the extent otherwise assumed by the Buyers under this Agreement or with respect to Sub's agreement with Mr. Jerry Pontecelli, the Buyers are not responsible for any severance pay or other payments on account of termination by Seller of any of the Employees of Seller.

     4.18.2 None of the Employee Plans is a "multi-employer plan" as defined in Section 3(37) of ERISA.

     4.18.3 In each case where Seller or any affiliate has terminated a defined benefit pension plan that is subject to Title I of ERISA relating to the employees of the Business, assets have been sufficient so that all required benefits in fact have been provided. As of the Closing, Seller will terminate the Employees under the current terms and conditions of its Employee Plans.

   4.19 No Significant Agreements Excluded.
        ----------------------------------

          To the knowledge of Seller, there are no supplier or customer agreements, contracts or commitments to which Seller is a party that are of material importance to the ongoing operation of the Business by the Buyers that are not being transferred to the Buyers under the terms of this Agreement.

   4.20 Compliance with Law.
        -------------------

          To the knowledge of Seller, Seller has conducted the Business in compliance with applicable Regulations and Court Orders. Seller has not received any notice to the effect that, or has otherwise been advised that, Seller is not in compliance with such Regulations or Court Orders.

   4.21 SkyNet Stock.
        ------------

          4.21.1 The SkyNet Stock is not being registered under the Act on the basis of the statutory exemption provided by Section 4(2) thereof, relating to transactions not involving a public offering, and SkyNet's reliance on the statutory exemption thereof is based in part on the representations of Seller contained in this Agreement;

          4.21.2 Seller represents (a) that it has, or as of the Closing, will have reviewed such reports and registration statements of SkyNet as have been filed with the Securities and Exchange Commission and the Confidential Private Placement Memorandum dated December 22, 1998, as supplemented (the "Securities Reports") and that it has such knowledge and experience in financial and business matters that it is capable of utilizing the information set forth therein concerning SkyNet to evaluate the risk of investing in SkyNet; (b) that it has been advised that the SkyNet Stock to be issued by SkyNet will not be registered under the Act, except as otherwise provided in this Agreement or the Registration Rights Agreement, and accordingly, Seller may only be able to sell or otherwise dispose of such shares in accordance with Rule 144 or except as otherwise provided in this Agreement; (c) that the SkyNet Stock will be held for investment and not with a view to, or for resale in connection with the public offering or distribution thereof; (d) that the SkyNet Stock so issued will not be sold without registration thereof under the Act (unless such shares are subject to registration or in the opinion of counsel to SkyNet an exemption from such registration is available), or in violation of any law; and (e) that the certificate or certificates representing the SkyNet Stock will be imprinted with a legend in form and substance substantially as follows:

         'THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED ON AN OPINION LETTER OF COUNSEL FOR THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

and SkyNet is hereby authorized to notify its transfer agent of the status of the SkyNet Stock and to take such other action including, but not limited to, the placing of a "stop-transfer" order on the transfer agent's books and records to assure compliance with the Act.

          4.21.3 Seller has, either upon the date hereof or before the Closing hereunder, been afforded the opportunity to review and is familiar with the Securities Reports and has based its decision to invest solely on the information contained therein, and the information contained within this Agreement and the associated exhibits and schedules, and has not been furnished with any other literature, prospectus or other information except as included in the Reports or this Agreement; and

        4.21.4 Seller understands that no federal or state agency has approved or disapproved the SkyNet Stock, passed upon or endorsed the merits of the transfer of such shares set forth within this Agreement, or made any finding or determination as to the fairness of such shares for investment.

   4.22 Absence of Certain Changes or Events.
        ------------------------------------

          Except as set forth on Schedule 4.22, since December 31, 1998 there
                                 -------------
has not been any:

        4.22.1 Material Adverse Change with respect to Seller or the Business;

        4.22.2 failure to operate the Business in the ordinary course consistent with past practice so as to use its commercially reasonable efforts to preserve the Business intact and to preserve the continued services of its Employees and the goodwill of suppliers, customers and others having business relations with Seller;

        4.22.3 sale, assignment, license, transfer or Encumbrance of any of the Assets, tangible or intangible, singly or in the aggregate, other than sales of products and services in the ordinary course of business and consistent with past practice;

        4.22.4 new Contracts, or extensions, modifications, terminations or renewals thereof, except for Contracts entered into, modified or terminated in the ordinary course of business and consistent with past practice;

        4.22.5 damage, destruction or loss (whether or not covered by insurance) having a Material Adverse Effect on the Assets or the Business of Seller;

        4.22.6 amendment of the articles of incorporation or bylaws of any Seller;

        4.22.7   failure to pay any material obligation of Seller when due;

        4.22.8 cancellation of any indebtedness or waiver of any rights of substantial value to Seller, except in the ordinary course of business and consistent with past practice; or

        4.22.9    agreement by Seller to do any of the foregoing.

   4.23 Brokers' Fees.
        -------------

          No broker, finder or other person or entity acting in a similar capacity has participated on behalf of Seller in connection with the transactions contemplated by this Agreement. The Sellers have not incurred any Liability for brokers' fees, finders' fees, agents' commissions or other similar forms of compensation in connection with this Agreement or the transactions contemplated hereby.

   4.24 Full Disclosure.
        ---------------

          Neither this Agreement, including all exhibits and schedules and other closing documents, nor any other financial statement, document or other instrument heretofore or hereafter furnished by Seller to the Buyers in connection with the transaction contemplated herein, contains or will contain any untrue statement of any material fact or, to the knowledge of Seller, omit or will omit to state any material fact required to be stated in order to make such statement, information, document or other instruments, in light of the circumstances in which they are made, not misleading. No representation by Seller in this Agreement and no statement contained in any Disclosure Schedule to this Agreement contains any untrue statement of a material fact, or, to the knowledge of Seller, omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

                    5.   REPRESENTATIONS OF SKYNET AND SUB

          As an inducement of Seller to enter into this Agreement, SkyNet and Sub hereby make as of the date hereof and as of the Closing Date, the following representations to Seller, except as otherwise set forth in written disclosure schedules (the "Buyers' Schedules") which shall be delivered to Seller prior to the Closing, a copy of which is attached hereto. The Buyers' Schedules are numbered to correspond to the various sections of this Article 5 setting forth certain exceptions to the representations contained in this Article 5 and certain other information called for by this Agreement. Unless otherwise specified, no disclosure made in any particular Buyers' Schedule shall be deemed made in any other Buyers' Schedule unless expressly made therein (by cross-reference or otherwise).

   5.1  Organization and Standing of SkyNet.
        -----------------------------------

          SkyNet is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. SkyNet has all requisite corporate power and authority to enter into this Agreement. A certified copy of SkyNet's Certificate of Incorporation and Bylaws are attached as Schedule 5.1.
                                                                 ------------

   5.2  Organization and Standing of Sub.
        --------------------------------

          Sub is a corporation duly organized, validly existing and in good standing in the State of Nevada. Sub has all requisite corporate power and authority to enter into this Agreement. A certified copy of Sub's Articles of Incorporation and Bylaws are attached as Schedule 5.2.

   5.3  Authorization and Enforceability
        --------------------------------

          This Agreement has been duly authorized, and executed the Buyers and constitutes a valid and binding agreement of each of the Buyers, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, and other similar laws relating to, limiting or affecting the enforcement of creditors rights generally or by the application of equitable principles. As of the Closing all corporate action on the part of each Buyer required under applicable law in order to consummate the transactions contemplated hereby will have occurred. The Buyers represent that (i) the approval of its stockholders is not required by Law or SkyNet's Certificate of Incorporation, Sub's Articles of Incorporation or the Buyers' Bylaws in order to consummate the transactions contemplated by this Agreement; or (ii) such approval has been obtained.

   5.4  No Conflict or Violation; Consents.
        ----------------------------------

          Except as set forth on Schedule 5.4, none of the execution, delivery
                                 ------------
or performance of this Agreement or any Ancillary Agreement, the consummation of the transactions contemplated hereby or thereby, nor compliance by each of the Buyers with any of the provisions hereof or thereof, will (a) violate or conflict with any provision of the governing documents of any Buyer, (b) violate, conflict with, or result in a material breach of (with or without notice of passage of time) under, or result in the termination of, or accelerate the performance required by, or result in a right to terminate, accelerate, modify or cancel under, or require a notice under, or result in the creation of any Encumbrance upon any of its respective assets under, any Contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which any Buyer is a party or by which any Buyer is bound or to which any of its respective assets are subject, (c ) violate any applicable Regulation or Court Order or (d) impose any Encumbrance on any assets of any Buyer. Except as set forth on Schedule 5.4, no notices to, declaration,
                                      ------------
filing or registration with, approvals or Consents of, or assignments by, any Persons (including any federal, state or local governmental or administrative authorities) are necessary to be made or obtained by any Buyer in connection with the execution, delivery or performance of this Agreement or any Ancillary Agreement or the consummation of the transactions contemplated hereby or thereby.

   5.5  SkyNet Stock.
        ------------

          The SkyNet Stock to delivered by SkyNet at Closing pursuant to Section
3.1.1 hereof shall be validly and legally issued, free and clear of any and all Liens, and fully paid and non-assessable.

   5.6  Approval.
        --------

          The Board of Directors of each of SkyNet and Sub has approved the execution of this Agreement and the transactions contemplated thereby.

   5.7  Brokers' Fees.
        -------------

          Neither SkyNet nor Sub has incurred any liability for brokers' fees, finders' fees, agents' commissions or other similar forms of compensation in connection with this Agreement or the transactions contemplated hereby for which Seller shall have any responsibility.

   5.8  Absence of Certain Changes or Events.
        ------------------------------------

          Except as disclosed in the Securities Reports or on Schedule 5.8,
                                                              ------------
since June 30, 1998, there has not been any:

     5.8.1  Material Adverse Change with respect to either of the Buyers;

     5.8.2 failure by the Buyers to operate their business in the ordinary course so as to use its commercially reasonable efforts to preserve the business and the continued services of their employees and the goodwill of suppliers, customers and others having business relations with the Buyers;

     5.8.3 sale, assignment, license, transfer or Encumbrance of any and all of the assets of Buyers, tangible or intangible, singly or in the aggregate, other than sales of products and services in the ordinary course of business and consistent with past practice;

     5.8.4 new contracts, or extensions, modifications, terminations or renewals thereof, except for contracts entered into, modified or terminated in the ordinary course of business and consistent with past practice;

     5.8.5 actual termination of any material customer account or group of accounts or actual material reduction in purchases or royalties payable by any such customer;

     5.8.6 damage, destruction or loss (whether or not covered by insurance) having a Material Adverse Effect on the assets or the business of Buyers;


     5.8.7  amendment of the articles of incorporation or bylaws of Buyers;

     5.8.8  failure to pay any material obligation of Buyers when due;

     5.8.9 cancellation of any indebtedness or waiver of any rights of substantial value to Buyers;

     5.8.10  agreement by Buyers to do any of the foregoing;

   5.9  Litigation.
        ----------

      5.9.1  Except as disclosed in the Securities Reports or set forth in
Schedule 5.9, there is no pending Proceeding:
------------

          5.9.1.1 that has been commenced by or against any of the Buyers or that otherwise relates to or may affect Buyers' business, or any of the Buyers' assets; or

          5.9.1.2 that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions hereunder.

     5.9.2 To the knowledge of each of the Buyers, no such Proceeding has been threatened.

     5.9.3 There is no Court Order to which any of the Buyers or any of the assets owned or used by the Buyers is subject.

   5.10 Third Party Consents.
        --------------------

          There are no authorizations, consents, approvals or notices required to be obtained or given by any of the Buyers or waiting periods required to expire, in order that this Agreement and the transactions provided for herein may be consummated by each of the Buyers.

   5.11 Financial Statements; Books and Records.
        ---------------------------------------

          5.11.1 The financial statements of SkyNet contained in the Securities Reports fairly present the assets and liabilities of Buyers and their financial condition and results of operations indicated thereby and were prepared in accordance with GAAP. The Financial Statements comply in all material respects with the requirements of Regulation S-X promulgated under the 1934 Act. A copy of SkyNet's Financial Statements is attached hereto as Schedule
                                                                        --------
5.11.1.
------

          5.11.2 Buyers maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed with management's authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

   5.12 Insurance.
        ---------

          Schedule 5.12 sets forth a list of the Buyers' policies or binders of
          -------------
insurance as of the date of this Agreement (generally showing as to each policy or binder the carrier, policy number, coverage limits, expirations dates and a general description of the type of coverage provided), of which the Buyers are the owner, insured or beneficiary). To the knowledge of Buyers, the policies of insurance maintained by the Buyers are sufficient for (i) compliance with all applicable Laws and Regulations and all of the Contracts, (ii) covering all reasonably foreseeable damage to and liabilities or contingencies relating to Buyers' conduct of their respective businesses. Buyers are not in default under any of such policies or binders, and has not failed to give any notice or to present any claim under any such policy or binder in a due and timely fashion. Such policies and binders are in full force and effect on the date of the signing this Agreement and name Seller as an additional named insured to the extent necessary under the Transportation Agreement or any Contract with any Major Customer.

   5.13 Tax Matters.
        -----------

     5.13.1 Filing of Tax Returns. Except as set forth in the Securities Reports or on Schedule 5.13.1, Buyers have timely filed with the appropriate
              ---------------
taxing authorities all Tax Returns in respect of Taxes required to be filed through the date hereof. The Tax Returns filed are complete and accurate in all material respects.

     5.13.2 Payment of Taxes. All Taxes due from Buyers or which each could be liable, in respect of periods (or portions thereof) beginning before the Closing Date have been timely paid or an adequate reserve (in conformity with
GAAP) has been established therefor, as set forth in Schedule 5.13.2 or their
                                                     ---------------
respective financial statements, and Buyers have no material Liability for Taxes in excess of the amounts so paid or reserves so established.

     5.13.3 Audits, Investigations or Claims. No deficiencies for Taxes of Buyers have been claimed, proposed or assessed by any taxing or other governmental authority. Except as set forth on Schedule 5.13.3, there are no
                                                        ------
pending or, to the knowledge of Buyers threatened audits, assessments or other Actions for or relating to any Liability in respect of Taxes of Buyers.

   5.14 Full Disclosure.
        ---------------

          Neither this Agreement, including all exhibits and schedules and other closing documents, nor any other financial statement, document or other instrument heretofore or hereafter furnished by the Buyers to Seller in connection with the transaction contemplated herein, contains or will contain any untrue statement of any material fact or, to the knowledge of the Buyers, omit or will omit to state any material fact required to be stated in order to make such statement, information, document or other instruments, in light of the circumstances in which they are made, not misleading. No representation by the Buyers in this Agreement and no statement contained in any Disclosure Schedule to this Agreement contains any untrue statement of a material fact, or, to the knowledge of the Buyers, omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

                                 6.   CLOSING
   6.1  Closing.
        -------

          Subject to satisfaction or waiver of all conditions precedent set forth in Sections 8 and 9 of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place on March 15, 1999 or the day on which the last of the conditions precedent set forth in either Section 8 or 9 of this Agreement is fulfilled (the "Closing Date") or at such other time, date and place as the parties may agree. The Closing shall be conducted at the offices of Fleet Delivery Service at 10:00 a.m. or at such other times as the parties may designate. The effective date and time of this Agreement and the transactions contemplated hereby shall be 12:01 a.m. Pacific Standard Time on March 15, 1999.

   6.2  Obligations of Seller.
        ---------------------
          At or prior to the Closing, Seller shall deliver to the Buyers, in each case, in form and substance satisfactory to the Buyers:

     6.2.1 an Assignment and Bill of Sale in form and substance acceptable to the parties and such other instruments of transfer or assignment as shall be necessary or appropriate to vest in Sub good and marketable title to the Assets;

     6.2.2 an Assignment and Bill of Sale in form and substance acceptable to the parties and such other instruments of transfer or assignment as shall be necessary or appropriate to vest in Sub good and marketable title to the Vehicles;

     6.2.3 copies of all of the Assets which are in the form of documentation, including without limitation, customer contracts, customer lists, employment contracts, personnel records, maintenance contracts and configuration files.

     6.2.4 a certificate of the Chief Executive Officer or President of Seller, dated as of the Closing Date, to the effect that (1) all of the representations made by Seller upon the execution and delivery of this Agreement remain true and correct as of the Closing Date and (2) Seller has performed and complied with in all material respects all of the covenants, agreements and obligations set forth in this Agreement to be performed or complied with by it on or prior to the Closing Date;

     6.2.5 copies of resolutions adopted by the Board of Directors of Seller duly authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, certified by an appropriate officer as being true and correct as of the Closing Date;

     6.2.6  each of the Ancillary Agreements;

     6.2.7 A Vehicle Sale Agreement in form and substance acceptable to the parties between the Buyers and certain affiliates of Seller pursuant to which the motor vehicles identified on Schedule 6.2.7 hereof (the "Affiliate
                                 --------------
Vehicles") will be purchase by Sub and sold by the owners thereof as of the Closing Date;

     6.2.8 an undertaking of Seller's certified public accountants to provide to SkyNet as may be reasonably requested from time to time following the Closing Date such consents and other assistance as may be required to permit SkyNet to comply with its requirements under the 1933 Act and the 1934 Act, including without limitation, consents to the inclusion of the Financial Statements and their report thereon in periodic reports, registration statements, or other filings of SkyNet under the 1933 Act or the 1934 Act from time to time. Costs incident to such requests shall be borne by the Buyers.

     6.2.9 such other documents as may be described in Articles 8 and 9 of this Agreement.

   6.3  Obligations of SkyNet and Sub.
        -----------------------------

          At the Closing, SkyNet and Sub shall deliver:

     6.3.1  the SkyNet Stock, in accordance with Article 3 of this Agreement;

     6.3.2 a certificate of the Chief Executive Officer or President of SkyNet and Sub, dated as of the Closing Date, to the effect that (i) all of the representations made by the Buyers upon the execution and delivery of this Agreement remain true and correct as of the Closing Date and (ii) SkyNet and Sub have performed and complied with in all material respects all of the covenants, agreements and obligations set forth in this Agreement to be performed or complied with by it on or prior to the Closing Date;

     6.3.3 copies of resolutions adopted by the Board of Directors of each of SkyNet and Sub duly authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, certified by an appropriate officer as being true and correct as of the Closing Date;

     6.3.4  each of the Ancillary Agreements;

     6.3.5  The Vehicle Sale Agreement described in Section 6.2.7 above; and

     6.3.6 such other documents as may be described in Articles 8 and 9 of this Agreement.

  6.4  Further Documents or Necessary Action.
       -------------------------------------

          The Buyers and Seller each agree to take all such further actions on or after the Closing Date as may be necessary, desirable or appropriate in order to confirm or effectuate the transactions contemplated by this Agreement. Costs incident to the performance of such obligations shall be borne by the party requesting the performance by the other party.

                         7.   COVENANTS AND AGREEMENTS

          Seller covenants to and agrees with the Buyers, and each of the Buyers covenants to and agrees with Seller, as follows:

   7.1  Conduct of Business Pending the Closing.
        ---------------------------------------

          During the period from the date of this Agreement to the Closing Date, Seller shall conduct its business operations in the ordinary and usual course and shall maintain its records and books of account in a manner consistent with prior periods. Seller shall exercise reasonable efforts to preserve intact the present business organization and personnel of Seller and the present goodwill of Seller with persons having business dealings with it. Except as otherwise required or contemplated hereby, Seller further covenants and agrees that, from the date of this Agreement to the Closing Date, it shall not, without the consent of the Buyers:

     7.1.1 enter into any negotiations, discussions or agreements contemplating, affecting or respecting the Assets or Vehicles or any of the Seller' ability to transfer the Assets or Vehicles;

     7.1.2 enter into any negotiations, discussions or agreements contemplating or respecting the acquisition of Seller or any material Asset or the Vehicles identified hereunder (other than in the ordinary course of business), whether through a sale of stock, a merger or consolidation, the sale of all or substantially all of the assets of Seller, any type of recapitalization or otherwise;

     7.1.3 incur any Liabilities or take any action that would materially diminish the value of the Assets or Vehicles;

     7.1.4 take any action which would materially interfere with or prevent performance of this Agreement; or

     7.1.5 engage in any activity or enter into any transaction which would be inconsistent in any material respect with any of the representations or covenants set forth in this Agreement, as if such representations and covenants were made at a time subsequent to such activity or transaction and all references to the date of this Agreement were deemed to be such later date.

   7.2  Access By the Buyers; Confidentiality.
        -------------------------------------

          During the period from the date of this Agreement to the Closing Date, Seller shall cause the Buyers, its agents and representatives to be given reasonable access during normal business hours to the premises, buildings, offices, books, records, assets (including the Assets), Liabilities, operations, contracts, files (excluding restricted files, such as personnel, medical, claims and legal files), financial and tax information and other operational data and information of Seller, and shall cooperate with the Buyers in conducting its due diligence investigation of Seller; provided that such access shall not
                                   --------
unreasonably interfere with the normal operations and employee relationships of Seller and shall be in compliance with all applicable Law. All information provided to or learned by the Buyers as a result of such access or otherwise in connection with the transactions contemplated by this Agreement shall be held in confidence.

   7.3  Access By Seller; Confidentiality.
        ---------------------------------

          During the period from the date of this Agreement to the Closing Date, the Buyers shall cause Seller, its agents and representatives to be given full access during normal business hours to the premises, buildings, offices, books, records, assets, liabilities, operations, contracts, files, personnel, financial and tax information and other data and information of the Buyers, and shall cooperate with Seller in conducting its due diligence investigation of the Buyers; provided that such access shall not unreasonably interfere with the
        --------
normal operations and employee relationships of the Buyers and shall be in compliance with all applicable Law. The Buyers shall provide Seller with copies of all reports and/or filings it makes with the Securities and Exchange Commission from the date hereof through the Closing. All information provided to or learned by

Seller as a result of such access or otherwise in connection with the transactions contemplated by this Agreement shall be held in confidence.

   7.4  Notice of Breach or Failure of Condition.
        ----------------------------------------

          Sellers and the Buyers agree to give prompt notice to the other of the occurrence of any event or the failure of any event to occur that might preclude or interfere with the timely satisfaction of any condition precedent to the obligations of Seller or the Buyers under this Agreement.

   7.5  Contract  Consents.
        ------------------

          Buyers agree to use their best efforts to obtain agreement from the Seller's customers identified on Schedule 7.5 (individually, a "Major Customer"
                                 ------------
and collectively, the "Major Customers") to the assignment of all Seller's post-Closing Contract obligations, liabilities and rights by Seller to Sub.
Specifically:

     7.5.1 Within ten days of the date of this Agreement, one or more of Buyer's representatives will accompany one or more of Seller's representatives to meetings with authorized representatives of each of the Major Customers, and any other client from which Buyers and Seller mutually agree a consent to assignment is required.

     7.5.2 At those meetings, a request shall be made to each Major Customer to consent in writing to Seller's assignment of all of its contract obligations, liabilities and rights to Sub. An Agreement to Assign, in form and substance acceptable to Buyers and Seller, shall be signed by an authorized representative of both Buyers and Seller and shall be presented to the Major Customer representative at such meeting. In the event a Major Customer elects not to sign a consent to the assignment of the Contract is not received within ten days of the meeting, Seller shall be entitled to cancel such contract without liability to Buyers and without adjustment to the Purchase Consideration.

     7.5.3 Buyers agree that as of the Closing Date, Seller shall have assigned all obligations, liabilities and rights to all Assets (including Contracts, and any other contract or agreement, oral or written, between Seller and its clients, customers, suppliers, subcontractors, and independent contractors in the operation of the Business). Buyers shall acknowledge the assignment of all such post-Closing obligations, liabilities and rights to all such Assets, notwithstanding contrary provisions in any of the Contracts or any other document or agreement which purport to prohibit such an assignment without prior consent.

   7.6  Production of Schedules and Exhibits.
        ------------------------------------

          Not less than five (5) days prior to the Closing, each of the parties hereto shall produce, to the extent not previously completed, the Schedules and Exhibits required to be prepared pursuant to this Agreement. The Schedules and Exhibits prepared subsequent to the execution of this Agreement shall be given such force and effect as though such Schedules and Exhibits were produced at the time of the execution of this Agreement.

   7.7  Best Efforts.
        ------------

          The Sellers and the Buyers shall use their respective best efforts to obtain all consents or approvals necessary to bring about the satisfaction of the conditions required to be performed, fulfilled or complied with by them pursuant to this Agreement and to take or cause to be taken all action, and to do or cause to be done all things, necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement as expeditiously as practicable.

   7.8  Exclusive Dealing.
        -----------------

          In consideration of the Buyers expending considerable time and expenses in connection with the transactions contemplated in this Agreement, including those incurred for due diligence inquiries and legal fees, Seller hereby covenants and agrees that until sixty (60) days after the date on which this Agreement is terminated pursuant to Article 13 (except in the event of a termination of this Agreement by Seller as a result of a breach by Buyers of their obligations hereunder or by the Buyers under the condition set forth in
Section 8.5 hereof), Seller will not, directly or indirectly, through any representative or otherwise, solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept or consider any proposal of any other person relating to the acquisition of the Assets, in whole or in part, whether directly or indirectly, through purchase, merger, consolidation or otherwise.

              8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYERS

          All obligations of the Buyers under this Agreement are subject to the satisfaction by Seller at or before the Closing of all of the following conditions, except to the extent expressly waived in writing by the Buyers:

   8.1  Representations True at Closing.
        -------------------------------

          The representations of Seller contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects on the Closing Date as though such representations were made again on the Closing Date.

   8.2  Performance.
        -----------

          The Sellers shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing.

   8.3  No Adverse Changes.
        ------------------

          Except as contemplated by this Agreement, there shall have been no material adverse change in the condition, prospects, Assets, business or operations, financial or otherwise, of Seller from December 31, 1998 to the Closing Date.

   8.4  Litigation.
        ----------

          On the Closing Date, there shall not be any pending or threatened Proceedings in any court or by or before any Governmental Authority with a view to seek, or in which it is sought, to restrain or prohibit the consummation of the transactions contemplated by this Agreement or in which it is sought to obtain divestiture, rescission or damages in connection with the transactions contemplated by this Agreement.

   8.5  Due Diligence.
        -------------

          The Buyers shall have completed, to their satisfaction, a due diligence review of the financial condition, results of operations, properties, assets, liabilities, business and prospects of Seller.

   8.6  Transportation Agreement.
        ------------------------

          Seller shall have entered into a Transportation Agreement agreeable in form and substance to the parties.

   8.7  Registration Rights Agreement.
        -----------------------------

          The Registration Rights Agreement agreeable in form and substance to the parties shall have been executed and delivered by Seller.

   8.8  Transitional Sublease.
        ---------------------

          The Transitional Sublease shall have been executed and delivered by Seller.

   8.9  Replacement Las Vegas Facility.
        ------------------------------

          Sub shall have entered into a Lease Agreement for the new site of its Las Vegas, Nevada operations.

   8.10 Assignment of Leases.
        --------------------

          The landlords under each of the Leases identified on Schedule 4.4.3
                                                               --------------
shall have consented to the assignment of such leases from Seller to Sub and delivered a Consent to Lease Assignment and Estoppel Certificate agreeable in form and substance to the parties.

   8.11 Escrow Agreement.
        ----------------

          Seller shall have executed and delivered the Escrow Agreement.

   8.12 Certificate.
        -----------

          Seller have delivered to the Buyers a certificate, dated as of the Closing Date, of the Sellers to the effect that the conditions set forth in Sections 8.1, 8.2, 8.3, 8.4, and 8.10 have been satisfied.

              9.   CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

          All obligations of Seller under this Agreement are subject to the satisfaction by the Buyers at or before the Closing of all of the following conditions, except to the extent expressly waived in writing by Seller:

   9.1  Representations True at Closing.
        -------------------------------

          The representations of the Buyers contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects on the Closing Date as though such representations were made again on the Closing Date.

   9.2  Performance.
        -----------

          The Buyers shall have performed and complied, in all material respects, with all agreements and conditions required by this Agreement to be performed or complied with by the Buyers prior to or at the Closing.

   9.3  No Adverse Changes.
        ------------------

          Except as contemplated by this Agreement, there shall have been no Material Adverse Change in the condition, business or operations, financial or otherwise, of the Buyers from June 30, 1998 to the Closing Date except as otherwise set forth in the Securities Reports.

   9.4  Litigation.
        ----------

          On the Closing Date, there shall not be any pending Proceedings in any court or by or before any Governmental Authority with a view to seek, or in which it is sought, to restrain or prohibit the consummation of the transactions contemplated by this Agreement or in which it is sought to obtain divestiture, rescission or damages in connection with the transactions contemplated by this Agreement and no investigation by any Governmental Authority shall be pending which might result in any such Proceeding.

   9.5  Governmental Consents.
        ---------------------

          All requirements for the valid consummation by the Buyers of the transactions contemplated by this Agreement shall have been applied for by Buyers, and all authorizations, consents, waivers, approvals or other actions by any Governmental Authority or third party which are required for the consummation of the transactions contemplated by this Agreement shall have been applied for by Buyers.

   9.6  Transportation Agreement.
        ------------------------

          The Transportation Agreement shall have been executed and delivered by Sub.

   9.7  Registration Rights Agreement.
        -----------------------------

          The Registration Rights Agreement shall have been executed and delivered by SkyNet.

   9.8  Due Diligence.
        -------------

          The Seller shall have completed, to its satisfaction, a due diligence review of the financial condition, results of operations, properties, assets, liabilities, business and prospects of the Buyers.

   9.9  Escrow Agreement.
        ----------------

          SkyNet and Sub shall have executed and delivered the Escrow Agreement and delivered the Escrow Shares to the Escrow Agent hereunder.

   9.10 Replacement Las Vegas Facility.
        ------------------------------

          Sub shall have entered into a Lease Agreement for the new site of its Las Vegas, Nevada operations.

   9.11 Interstate and Intrastate Operational Authority.
        -----------------------------------------------

          Buyers shall have applied for and made diligent efforts in a timely manner to obtain all necessary interstate and intrastate operational authority, and to expeditiously and accurately complete the appropriate forms and procedures to obtain such authority.

   9.12 Third Party Consents.
        --------------------

          All statutory requirements, if any, for the valid consummation by Seller of the transactions contemplated by this Agreement shall have been fulfilled and all authorizations, consents, waivers, approvals or other actions by any third party which are required for the consummation of the transactions contemplated by this Agreement shall have been received and shall be in full force and effect.

   9.13 Assignment of Lease.
        -------------------
          Each of the Leases described on Schedule 4.4.3 shall have been
                                          --------------
assigned from Seller to Sub, and each lessor under such lease shall have consented to such assignment.

   9.14 Certificate.
        -----------

          The Buyers shall have delivered to Seller a certificate, dated as of the Closing Date, to the effect that the conditions set forth in Sections 9.1, 9.2, 9.3, 9.4, 9.9, 9.12 and 9.13 have been satisfied.

                          10.  POST CLOSING COVENANTS

          Seller covenants to and agrees with the Buyers, and each of the Buyers covenants to and agrees with Seller, as follows:

   10.1 Access to Books and Records.
        ---------------------------

          Following the Closing Date, Buyers and Seller agree to provide the other party with access to each of the Books and Records as they may reasonably request from time to time in order to permit the requesting party to comply with the requirements of any federal or state laws or requests of federal or state regulatory agencies as may exist from time to time or as may be necessary to prepare its audited financial statements for periods following the Closing Date. Costs incident to requests under this Section shall be borne by the requesting party.

   10.2 Restrictions on Transfer of SkyNet Stock.
        ----------------------------------------

          In order to assist in compliance with federal and state securities laws and to further the purposes of this Agreement, Seller agrees that it will not, except as may be permitted or contemplated by the Registration Rights Agreement, sell, transfer, pledge, hypothecate or otherwise encumber any of the SkyNet Stock until the one year anniversary of the Closing Date.

  10.3  Employee Matters.
        ----------------
     10.3.1   As of the Closing Date, all of the Employees identified on
Schedule 4.9.1 shall cease to be employees of Seller, and Sub agrees that it
--------------
will hire substantially all such persons as of the Closing Date. Buyer further agrees that it shall not terminate more than 40 of these or other employees in any single city or operating location, within 90 days of the date of the sale.

     10.3.2 Buyer is aware that the International Brotherhood of Teamsters, Chauffeurs, Warehousemen, and Helpers of America, Local 631, has petitioned the National Labor Relations Board to become the exclusive bargaining representative of Seller's full time and regular part time drivers and warehouse employees (excluding all office clericals, dispatchers, assistant dispatchers, guards and supervisors, as defined in the National Labor Relations Act as amended) employed at the Employer's 3860 West Tompkins Ave, Las Vegas, Nevada facility. The Teamsters Union has won a representation election for the above described bargaining unit. Seller, consistent with its obligations under the National Labor Relations Act, has extended recognition to the Teamsters Union as the exclusive bargaining representative of the above described bargaining unit. Sub agrees that, as of the Closing Date, it will hire at least a majority of the employees in the above described bargaining unit and to recognize the above-named union as the exclusive bargaining representative for those employees in such bargaining unit that are employed by Sub following the Closing.

  10.4   Real Property Lease Matters.
         ---------------------------

     10.4.1    Real Property Leases. To the extent the conditions in Sections
               --------------------
9.14 and 8.10 of this Agreement to Seller's and the Buyer's obligation to perform their respective obligations under this Agreement have not been satisfied as of the Closing Date and waived by the parties, Sub and Seller shall make best efforts in good faith to timely contact those landlords, landowners, Realtors, property managers or property brokers who have legal authority to change tenancies or tenants as to the Leases, and to expeditiously complete the appropriate forms and procedures, to assign the Leases and any liabilities thereunder, to Sub as the Closing Date, Buyer shall be solely liable for any and all costs required for such lease assignment.

     10.4.2    Rental of Las Vegas Facility. To assist the transition of the
               ----------------------------
Assets and Vehicles to Sub, Seller shall, pursuant to the Transitional Sublease in form and substance acceptable to the parties, sublease to Sub Seller's leased facilities at 3860 West Tompkins Ave., and 4610 Wynn Rd, Suite F, Las Vegas, Nevada. which facilities Sub agrees to vacate within 60 days of the Closing Date. Sub agrees to a month-to-month rental on such properties, to be responsible for all utilities, maintenance and repairs without exception, and to additionally pay Seller the following monthly rates:

                                     Rental for each 30-day         Monthly Rental
            Location                  period following the      following the 60th day
---------------------------------         Closing Date          after the Closing Date
                                     ----------------------     -----------------------
     3860 West Tompkins Ave.             $6,000 monthly                         $65,000
     4610 Wynn Rd., Suite F              $2,000 monthly                         $15,000

   10.5  Transfer of Right to Use the Name "Fleet Delivery Service".
         ----------------------------------------------------------

          The parties acknowledge and agree that, until such time as the Transportation Agreement shall terminate, Seller shall retain the sole and exclusive right to use the name "Fleet Delivery Service." At such time as Sub has obtained all required interstate and intrastate authorities to conduct the Business, the Transportation Agreement shall terminate, and (i) Seller shall immediately thereafter make all filings required to relinquish its right to use the name "Fleet Delivery Service" and (ii) Sub shall take all actions necessary to avail itself of the right to use the name "Fleet Delivery Service" thereafter.

   10.6  Compliance with Law.
         -------------------

          The Buyers agree that they shall use their respective best efforts to comply with all applicable Laws on and after the Closing Date.

                             11.  NON-COMPETITION

   11.1 Covenant Not to Compete.
        -----------------------

     11.1.1 For a period of two (2) years after the Closing Date, Seller agrees that neither it nor any person or entity directly or indirectly controlling, controlled by or under common control with Seller, shall compete with the Buyers in the non-passenger carrier business. The term "Restricted Area" shall mean the six states of Arizona, California, Oregon, Nevada, Utah and Washington.

     11.1.2 Notwithstanding the foregoing, the performance by Seller of (i) any services required of regulated carriers pursuant to applicable Law, which the parties hereto acknowledge as of the date of this Agreement to consist of the transportation, on an exigent or emergency basis, of materials to or from medical laboratories or hospitals, and (ii) the transport of baggage in taxicabs, buses, minibuses or limousines, shall not constitute competition in the non-passenger carrier business for purposes of the foregoing covenant not to compete.

   11.2 Covenant Not to Disclose.
        ------------------------

          Seller agrees that it possesses certain data and knowledge of operations of the Business which are proprietary in nature and confidential, including, without limitation, trade secrets, which if disclosed to the public may have a Material Adverse Effect on the Buyers on or after the Closing Date (collectively, the "Confidential Information"). The Seller covenants and agrees that it will not, at any time after the Closing, reveal, divulge or make known to any person (other than the Buyers) or use for its own account or for the account of any person, firm, corporation or other organization any Confidential Information which is included in the Assets, except to the extent that such information is in the public domain. In the event that Seller is requested or required (by oral question or request for information or documents in any legal Proceeding, interrogatory, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, Seller will notify the Buyers promptly of the request or requirement so that the Buyers may seek an appropriate protective order or waive compliance with the provisions of this
Section 11.2. If, in the absence of a protective order or the receipt of a waiver hereunder, Seller nonetheless is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, Seller may disclose the Confidential Information to the tribunal;

provided, however, that Seller shall use its best efforts to obtain, at the
--------
request of the Buyers, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Buyers shall designate.

   11.3 Remedies.
        --------

          The parties hereto recognize that damages in the event of breach of this Article 11 would be difficult, if not impossible, to ascertain, and it is therefore agreed that the Buyers, in addition to and without limiting any other remedy or right it may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction enjoining any such breach. The existence of this right shall not preclude any other rights and remedies at law or in equity which the Buyers or Seller may have.

   11.4 Invalidity.
        ----------

          It is the desire and intent of the parties to this Agreement that the provisions of this Article 11 shall be enforced to the fullest extent permissible under applicable Law. If any particular provisions or portion of this Article shall be adjudicated to be invalid or unenforceable, this Article shall be deemed amended to delete therefrom or restrict the application of such provision or portion adjudicated to be invalid or unenforceable to the extent (but only to the extent) required to render such provision or portion valid and enforceable, such amendment to apply only with respect to the operation of such
Article in the particular jurisdiction in which such adjudication is made.

                   12.  INDEMNIFICATION AND RELATED MATTERS

   12.1 Survival of Representations.
        ---------------------------

          The representations contained in this Agreement, the schedules and exhibits hereto, and any agreement, document, instrument or certificate delivered hereunder, including the Related Documents, shall survive the Closing until the two year anniversary of the Closing Date; provided, that the
                                                    --------
representations contained in Sections 4.7, 4.14, 4.18 and 5.12 shall not terminate until the expiration of any applicable statute of limitations.

   12.2 Indemnification by Seller.
        -------------------------

     12.2.1 Seller shall indemnify each of SkyNet and Sub (individually, a "SkyNet Indemnified Party" and collectively, "SkyNet Indemnified Parties") jointly and severally against, defend and hold each harmless from the following:

          12.2.1.1 any liability, loss, damage or deficiency resulting from or arising out of any inaccuracy in or breach of any representation by Seller in this Agreement;

          12.2.1.2 any liability of Seller not expressly assumed by the Buyers under the terms of this Agreement;

          12.2.1.3 any liability, loss, damage or deficiency resulting from or arising out of any breach or nonperformance of any covenant or obligation made or incurred by Seller in this Agreement; and

          12.2.1.4 any and all reasonable costs and expenses (including reasonable legal and accounting fees) related to any of the foregoing. In the event that the Buyers makes a Claim which is determined pursuant to the arbitration proceeding specified in Section 14.6 hereof to be without reasonable basis in law or fact, the Buyers shall bear all reasonable costs and expenses (including court costs and reasonable legal and accounting fees), incurred by Seller in investigating and defending against such Claim.

     12.2.2 The Buyers shall be entitled to offset any amounts due to it under this Section 12.2 against the Escrow Shares to the extent Escrow Shares are available, which shall be the limit of Seller's liability for this Section and any and all of Seller's liability arising from or relating to this Agreement.

   12.3 Indemnification by the Buyers.
        -----------------------------

          SkyNet and Sub shall jointly and severally indemnify Seller against, defend and hold it harmless from the following:

     12.3.1 any liability, loss, damage or deficiency resulting from or arising out of any inaccuracy in or breach of any representation by the Buyers in this Agreement;

     12.3.2 any liability, loss, damage or deficiency resulting from or arising out of any breach or nonperformance of any covenant or obligation made or incurred by the Buyers in this Agreement, including but not limited to any and all performance or payment obligations arising following Closing under any and all contracts and agreements Seller entered into prior to the Closing Date which are assumed by Sub hereunder; and

     12.3.3 any and all reasonable costs and expenses (including reasonable legal and accounting fees) related to any of the foregoing. In the event that Seller make a Claim which is determined pursuant to the arbitration proceeding specified in Section 14.6 hereof to be without reasonable basis in law or fact, Seller shall bear all reasonable costs and expenses (including court costs and reasonable legal and accounting fees), incurred by the Buyers in investigating and defending against such Claim.

   12.4 Third Party Claims.
        ------------------

     12.4.1 If any Proceeding (including, without limitation, negotiations with federal, state, local or foreign tax authorities) shall be threatened or commenced by a third party in respect of which a party (an "Indemnified Party") may make a Claim hereunder, the Indemnified Party shall notify the party obligated to indemnify such party hereunder (the "Indemnifying Party") to that effect with reasonable promptness (so as to not prejudice such party's rights) after the commencement or threatened commencement of such Proceeding, and the Indemnifying Party shall have the opportunity to defend against such Proceeding (or, if the Proceeding involves to a significant extent matters beyond the scope of the indemnity provisions contained herein, those Claims that are covered hereby), subject to the limitations set forth below.

     12.4.2 If the Indemnifying Party elects to defend against any Proceeding (or, as described in the preceding parenthetical in Section 12.4.1, above, one or more claims relating thereto), the Indemnifying Party shall notify the Indemnified Party to that effect with reasonable promptness. In such case, the Indemnified Par ty shall have the right to employ its own counsel and participate in the defense of such matter, but the fees and expenses of counsel shall be at the expense of the Indemnified Party unless the employment of such counsel at the expense of the Indemnifying Party shall have been authorized in writing by the Indemnifying Party.

     12.4.3 Any party granted the right to direct the defense of a threatened or actual Proceeding hereunder shall: (i) keep the other party fully informed of material developments in the Proceeding at all stages thereof; (ii) promptly submit to the other party copies of all pleadings, responsive pleadings, motions and other similar legal documents and papers received in connection with the Proceeding; (iii) permit the other party and its counsel, to the extent practicable, to confer on the conduct of the defense of the Proceeding; and (iv) to the extent practicable, permit the other party and its counsel an opportunity to review all legal papers to be submitted prior to their submission. The parties shall make available to each other and each other's counsel and accountants all of its or their books and records relating to the Proceeding, and each party shall render to the other such assistance as may be reasonably required in order to insure the proper and adequate defense of the Proceeding. The parties shall use their respective good faith efforts to avoid the waiver of any privilege of either party.

     12.4.4 The assumption of the defense of any matter by an Indemnifying Party shall not constitute an admission of responsibility to indemnify or in any manner impair or restrict such party's rights to later seek reimbursement of its costs and expenses if the Indemnifying Party had no indemnification obligation under this Agreement with respect to such matter. An Indemnifying Party may elect to assume the defense of a matter at any time during the pendency of such matter, even if initially such party did not elect to assume such defense, so long as such assumption at such later time would not prejudice the rights of the Indemnified Party. No settlement of a matter by the Indemnified Party shall be binding on an Indemnifying Party for purposes of such party's indemnification obligations hereunder.

                               13.  TERMINATION

   13.1 Termination by Mutual Consent.
        -----------------------------

          At any time prior to the Closing, this Agreement may be terminated by the mutual written consent of Seller and the Buyers without liability on the part of Seller or the Buyers.

   13.2 Termination Upon Breach or Default.
        ----------------------------------

          If Seller or the Buyers shall materially default in the observance or in the due and timely performance of any of the covenants contained in this Agreement, or if there shall have been a material inaccuracy in or breach by any of the parties of any of the representations set forth in this Agreement, the other party may, upon written notice and a reasonable opportunity to cure, terminate this Agreement, without prejudice to its rights and remedies available at law, including the right to recover expenses, costs and other damages.

   13.3 Termination Based Upon Failure of Conditions.
        --------------------------------------------

          If any of the conditions of this Agreement to be complied with or performed by a party on or before the Closing Date, shall not have been complied with or performed in all material respects by such date and such noncompliance or nonperformance shall not have been waived in writing by the other party, the party to whom the benefit of such condition runs may, upon written notice, terminate this Agreement, without prejudice to its or their rights and remedies available under law, including the right to recover expenses, costs and other damages.

   13.4 Termination on Termination Date.
        -------------------------------

          If Closing shall not have occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before the Termination Date, or such later date as the parties may agree upon, this Agreement shall automatically terminate, without prejudice to any party's rights and remedies available under law, including the right to recover expenses, costs and other damages.

                                 14.  GENERAL

   14.1 Entire Agreement.
        ----------------

          This Agreement, and the exhibits and schedules hereto and the agreements specifically referred to herein, including the Ancillary Documents, set forth the entire agreement and understanding of Seller and the Buyers in respect of the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by Seller or the Buyers that is not embodied in this Agreement or in the documents specifically referred to herein and neither Seller nor the Buyers shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth.

   14.2 Binding Effect; Benefits; Assignment.
        ------------------------------------

          The terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against Seller and its successors and authorized assigns, and the Buyers and its successors and authorized assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement except as expressly indicated herein. Neither Seller nor the Buyers shall assign any of their respective rights or obligations under this Agreement to any other person, firm or corporation without the prior written consent of the other party.

   14.3 Headings.
        --------

          The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

   14.4 Amendment and Waiver.
        --------------------

          This Agreement may be amended, modified, superseded or canceled and any of the terms, covenants, representations or conditions hereof may be waived only by a written instrument executed by Seller and the Buyers or, in the case of a waiver, by or on behalf of the party waiving compliance.

   14.5 Governing Law.
        -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada as applicable to contracts made and to be performed in Nevada, without regard to conflict of laws principles.

   14.6 Arbitration.
        -----------

          Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be determined by binding arbitration applying the laws of the State of Nevada as set forth in Section 14.6 hereof. Any arbitration pursuant to this Agreement shall be conducted in Clark County, Nevada in accordance with the Nevada arbitration rules. The arbitration shall be final and binding upon all the parties (so long as the award was not procured by corruption, fraud or undue means) and the arbitrator's award shall not be required to include factual findings or legal reasoning. The arbitrator(s) may award the prevailing party reasonable attorneys' fees and other legal expenses incurred in connection with the arbitration proceeding. Judgment on the award rendered by the arbitrator(s) shall be entered in district court in Clark County, Nevada.

   14.7 Public Disclosure.
        -----------------

          Except as required by Law, neither the Buyers nor Seller shall make any public disclosure of the existence or terms of this Agreement or the transactions contemplated hereby without the prior written consent of the other party, which consent shall not be unreasonably withheld. In the event that Seller or the Buyers determines that the disclosure of the existence or terms of this Agreement is required by Law, such party shall so notify the other parties and shall provide to the other party a copy of any such public disclosure prior to releasing the same.

   14.8 Notices.
        -------

          All notices, requests, demands and other communications to be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given if hand delivered, sent by overnight mail by a nationally recognized overnight delivery service or mailed first class, postage prepaid:


          (a)  If to Seller:

               Mr. Jack E. Owens
               Nevada Fleet Management, Inc.
               3950 West Tompkins Avenue

               Las Vegas, Nevada  89103
               Telephone:  (702) 873-8012
               Facsimile:  (702) 365-7864

               David C. Gillman, Esquire
               Nevada Fleet Management, Inc.
               3950 West Tompkins Avenue
               Las Vegas, Nevada  89103
               Telephone:  (702) 873-8012
               Facsimile:  (702) 365-7864

               and

               Mr. Milton Schwartz
               714 S. Tonapah
               Las Vegas, NV 89106

          (b)  If to the Buyers:


               SkyNet Holdings, Inc.
               Fleet Acquisition Corp.
               343 South Glasgow Avenue
               Inglewood, California
               Attention:  Mr. Vic Nizic
               Facsimile:  (310) 568-9637

               with a copy to:

               Stephen M. Cohen, Esq.
               Buchanan Ingersoll Professional Corporation
               Eleven Penn Center, 14th Floor
               1835 Market Street
               Philadelphia, Pennsylvania 19103
               Telephone: (215) 665-3873
               Facsimile: (215) 665-8760

Either party may change its address by prior written notice to the other party.

   14.9  Counterparts.
   ----  ------------

          This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and such counterparts shall together constitute one and the same instrument. A facsimile signature on any counterpart shall be deemed to be an original signature.

   14.10 Expenses.
   ----- --------

          Each party shall pay their own respective expenses, costs and fees incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and each of the Related Documents and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of their respective legal counsel, accountants and financial advisors.

   14.11 Invalidity.
   ----- ----------

          In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall be held to be invalid, illegal or unenforceable in any jurisdiction, such provisions shall be deemed amended to the extent necessary for such provisions to be valid, reasonable and enforceable in such jurisdiction; provided, however, that such provisions shall not be deemed amended for purposes of their enforcement in any jurisdiction in which such provisions would be valid, legal and enforceable without amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Asset Purchase Agreement to be duly executed as of the day and year first above written.

                              SKYNET HOLDINGS, INC.



                              By:  /s/ Vjekoslav Nizic
                                 --------------------------------------
                                   Vjekoslav Nizic, President and Chief
                                   Executive Officer

                              FLEET ACQUISITION CORP.



                              By:  /s/ Vjekoslav Nizic
                                 --------------------------------------
                                   Vjekoslav Nizic, President and Chief
                                   Executive Officer


                              NEVADA FLEET MANAGEMENT, INC.



                              By: /s/ Milton Schwartz
                                 --------------------------------------
                                  Milton Schwartz, Vice President